UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

Rithm Capital Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 9, 2026
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Rithm Capital Corp. (the “Annual Meeting”) to be held at Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates, One Manhattan West, New York, New York 10001, on May 21, 2026, at 8:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING. Let me urge you to vote today by Internet, by telephone or by completing, signing and returning your proxy card in the envelope provided.
PLEASE NOTE THAT YOU MUST FOLLOW THESE INSTRUCTIONS IN ORDER TO ATTEND AND TO BE ABLE TO VOTE AT THE ANNUAL MEETING: All stockholders may vote electronically at the Annual Meeting. In addition, any stockholder may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as the proxy with power to vote your shares on your behalf. If you are a beneficial owner of shares, you must obtain a legal proxy and a copy of the voting instruction form or other similar evidence of ownership from your broker, bank or other holder of record in order to be able to attend and vote at the Annual Meeting. Follow the instructions from your broker or bank included with the proxy materials or contact your broker or bank to request a legal proxy form.
Sincerely,
/s/ Michael Nierenberg

Michael Nierenberg
Chief Executive Officer, President and Chairman of the Board of Directors

RITHM CAPITAL CORP.
NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Rithm Capital Corp.:
The annual meeting of stockholders (the “Annual Meeting”) of Rithm Capital Corp., a Delaware corporation, will be held at Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates, One Manhattan West, New York, New York 10001, on May 21, 2026, at 8:00 a.m., Eastern Time. The matters to be considered and acted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
(i)
a proposal to elect two Class I nominees to our Board of Directors to serve until the 2029 annual meeting of stockholders and until their successors are elected and duly qualified;

(ii)
a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026;

(iii)
a proposal to approve (on a non-binding advisory basis) the compensation of our named executive officers as described in the accompanying materials;

(iv)
a proposal to approve the First Amendment to the Rithm Capital Corp. 2023 Omnibus Incentive Plan; and

(v)
any other business that may properly come before the Annual Meeting and any adjournment or postponement of the annual meeting.

Stockholders of record at the close of business on the record date, April 1, 2026, will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Return the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. You can also vote by telephone or by Internet by following the instructions provided on the proxy card. Whether or not you plan to attend the Annual Meeting, please vote by one of these three methods. If you are the record holder of your shares and you attend the meeting in person, you may withdraw your proxy and vote in person during the meeting, if you so choose.
By Order of the Board of Directors,
/s/ Philip Sivin

Philip Sivin
Secretary
799 Broadway, 8th Floor
New York, New York 10003
April 9, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2026:
The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K
are available on the section captioned “Investors” on our website at
www.rithmcap.com.

i

RITHM CAPITAL CORP.
799 Broadway, 8th Floor,
New York, New York 10003

PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders to be Held on May 21, 2026
This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Stockholders are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board of Directors”) of Rithm Capital Corp., a Delaware corporation, for use at the Annual Meeting of Stockholders of Rithm Capital Corp. (“Annual Meeting”) to be held on May 21, 2026 and any adjournments or postponements thereof. “We,” “our,” “us,” the “Company,” “Rithm” and “Rithm Capital” each refers herein to Rithm Capital Corp. The mailing address of our executive office is 799 Broadway, 8th Floor, New York, New York 10003. Our proxy materials, including this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting of Stockholders, or the Notice of Internet Availability of Proxy Materials (the “Internet Notice”), if applicable, are first being mailed to holders of our common stock, par value $0.01 per share (the “Common Stock”), on or about April 9, 2026.
At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy materials other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.
Matters to be considered at the Annual Meeting
At the Annual Meeting, stockholders of the Company’s Common Stock will vote upon:
(i)
a proposal to elect two Class I nominees to our Board of Directors to serve until the 2029 annual meeting of stockholders and until their successors are elected and duly qualified;

(ii)
a proposal to approve the appointment of Ernst & Young LLP (“EY”) as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026;

(iii)
a proposal to approve (on a non-binding advisory basis) the compensation of our named executive officers as described in the accompanying materials;

(iv)
a proposal to approve the First Amendment to the Rithm Capital Corp. 2023 Omnibus Incentive Plan (the “2023 Plan”); and

(v)
any other business that may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date, April 1, 2026, and will provide reimbursement for the cost of forwarding the materials.
Stockholders Entitled to Vote
As of the record date, April 1, 2026, 558,306,597 shares of our Common Stock were outstanding and entitled to vote. Each share of our Common Stock entitles the holder to one vote. Stockholders of record at the close of business on the record date, April 1, 2026, are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by the Company.
Street Name Holders.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials will be or have been forwarded to you by your bank or broker. The bank or broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your bank or broker on how to vote the shares held in your account. If you wish to attend the Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker.
Required Vote
A quorum will be present if the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote are present, in person or represented by proxy, at the Annual Meeting. If you have returned a valid proxy card, or if you hold your shares in your own name as holder of record and attend the Annual Meeting in person, your shares will be counted as present for the purpose of determining whether there is a quorum. Abstentions and broker “non-votes” (as described below) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
If a quorum is not present, the Annual Meeting may be adjourned by the affirmative vote by holders of a majority of the shares present, in person or represented by proxy, at the Annual Meeting until a quorum has been obtained.
For the election of the nominees to our Board of Directors, the affirmative vote by holders of a plurality of the shares of our Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the election of directors is sufficient to elect the nominees if a quorum is present. The affirmative vote by holders of a majority of the shares of our Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter is required to approve (i) the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (ii) the compensation of our named executive officers on a non-binding advisory basis and (iii) the First Amendment to the 2023 Plan.
Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the New York Stock Exchange (the “NYSE”) rules from voting on a particular matter. Under the NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. With respect to the Annual Meeting, brokers who do not receive instructions are not entitled to vote on (i) the election of directors, (ii) the proposal to approve (on a non-binding advisory basis) the compensation of our named executive officers or (iii) the proposal to approve the First Amendment to the 2023 Plan.
However, brokers who do not receive instructions are entitled to vote uninstructed shares on the ratification of the appointment of the independent registered public accounting firm.
A stockholder with voting power (whether as a beneficial owner of shares, a designated proxy holder or a broker with discretionary authority to vote shares) who is present, in person or represented by proxy, has the discretion to abstain from voting on a proposal or to “withhold” a vote for a director nominee. A vote “withheld” from a director nominee or a broker non-vote on a director nominee will not affect the outcome of the election of directors. Abstentions will have the same effect as a vote “against” and broker non-votes will not affect the outcome of each of (i) the proposal for the appointment of the independent registered public accounting firm, (ii) the proposal to approve (on a non-binding advisory basis) the compensation of our named executive officers or (iii) the proposal to approve the First Amendment to the 2023 Plan.
Voting Instructions
Stockholders of Record.   If you are a stockholder of record, you may instruct the proxies to vote your shares by telephone, by Internet or by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our Common Stock in person during the Annual Meeting.
If the enclosed proxy card is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy card unless it is properly revoked prior thereto. If no specification is made on the proxy card as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:
(i)
FOR the election of the two Class I nominees to our Board of Directors to serve until the 2029 annual meeting of stockholders and until their successors are elected and duly qualified;

(ii)
FOR the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(iii)
FOR the approval (on a non-binding advisory basis) of the compensation of our named executive officers as described in the accompanying materials;

(iv)
FOR the approval of the First Amendment to the Rithm Capital Corp. 2023 Omnibus Incentive Plan; and

(v)
in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.
Street Name Holders.   If you are a street name holder, you will receive instructions from your bank or broker that you must follow to be able to attend the Annual Meeting or to have your shares voted at the Annual Meeting.
As described above, if you are a beneficial owner of shares held in street name and do not provide the broker that holds your shares with specific voting instructions then, under applicable rules, the broker that holds your shares may generally vote on “routine” matters (i.e., Proposal No. 2) but cannot vote on “non-routine” matters (i.e., Proposals Nos. 1, 3 and 4). If the broker that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.
Right to Revoke Proxy
Stockholders of Record.   If you are a stockholder of record, you may revoke your proxy instructions through any of the following methods:
•
send written notice of revocation, prior to the Annual Meeting, to our Secretary, Mr. Philip Sivin, at Rithm Capital Corp., 799 Broadway, 8th Floor, New York, New York 10003;

•
sign, date and mail a new proxy card to our Secretary;

•
dial the number provided on the proxy card and vote again;

•
log onto the Internet site provided on the proxy card and vote again; or

•
attend the Annual Meeting and vote your shares in person.

Street Name Holders.   If you are a street name holder, you must contact your bank or broker to receive instructions as to how you may revoke your proxy instructions.
Copies of Annual Report to Stockholders
A copy of our Annual Report on Form 10-K for our most recently completed fiscal year, which has been filed with the Securities and Exchange Commission (the “SEC”), will be mailed to stockholders entitled to vote at the Annual Meeting who have elected to receive a hard copy of the proxy materials and is also available without charge to stockholders upon written request to: Rithm Capital Corp., 799 Broadway, 8th Floor, New York, New York 10003, Attention: Investor Relations. You can also find an electronic version of our Annual Report on the “Investors” section of our website (www.rithmcap.com).
Voting Results
Equiniti, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Equiniti to examine these documents.
Recommendations of the Board of Directors
The Board of Directors recommends a vote:
(i)
FOR the election of the two Class I nominees to our Board of Directors to serve until the 2029 annual meeting of stockholders and until their successors are elected and duly qualified;

(ii)
FOR the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(iii)
FOR the approval (on a non-binding advisory basis) of the compensation of our named executive officers as described in the accompanying materials; and

(iv)
FOR the approval of the First Amendment to the Rithm Capital Corp. 2023 Omnibus Incentive Plan.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
The first proposal is to elect two Class I nominees to our Board of Directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.
Our Bylaws provide that our Board of Directors shall consist of not less than three and not more than nine directors as the Board of Directors may from time to time determine. The number of directors on the Board of Directors is currently fixed at seven. Our Board of Directors is divided into three classes. The members of each class of directors serve staggered three-year terms.
Our current Board of Directors is classified as follows:
Class	Term Expiration	Director	Age
Class I	2026	David Saltzman	64
		William D. Addas	66
Class II	2027	Kevin J. Finnerty	71
		Michael Nierenberg	63
		Patrice M. Le Melle	67
Class III	2028	Peggy Hwan Hebard	52
		Ranjit M. Kripalani	66
The Board of Directors has unanimously proposed David Saltzman and William D. Addas as nominees for election as Class I directors. Each of the director nominees currently serves on our Board of Directors. If elected at the Annual Meeting, Messrs. Saltzman and Addas will hold office until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier retirement, resignation or removal. Unless otherwise instructed, we will vote all executed proxies we receive with no specifications FOR David Saltzman and William D. Addas. If any of the nominees becomes unable to stand for election as a director, an event that our Board of Directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our Board of Directors.
Assuming a quorum is present, for the election of the director nominees to our Board of Directors, the affirmative vote by holders of a plurality of the shares of our Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the election of directors is sufficient to elect the nominees. Brokers who do not receive instructions are not entitled to vote on the election of directors. A vote “withheld” from a director nominee or a broker non-vote on a director nominee will not affect the outcome of the election of directors.
The Board of Directors recommends that you vote FOR the election of Messrs. Saltzman and Addas to serve as our Class I directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.

Information Concerning Our Directors, Including the Director Nominees
Set forth below is certain biographical information for our directors, including the director nominees, as well as the month and year each person was first elected as one of our directors.
Each of our directors was selected because of the knowledge, experience, skill, expertise and perspectives the director contributes to the Board of Directors as a whole. Our directors have extensive familiarity with our business and experience from senior positions in large, complex organizations. In these positions, they gained core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. The Nominating and Corporate Governance Committee believes that each of the directors also has key attributes that are important to an effective Board of Directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; wide range of perspectives; and the commitment to devote significant time and energy to service on the Board of Directors and its committees.
William D. Addas Director since November 2024	Mr. Addas has been a member of our Board of Directors since November 2024. Mr. Addas has been a director of BGC Group since July 2023. From 2008 to 2023, Mr. Addas held numerous senior positions at BofA Securities, Inc., including Co-Head of Global Financial Institutions Group from 2021 to 2023, Co-Head of Americas Financial Institutions Group from 2019 to 2021, and Head of Specialty Finance from 2018 to 2019. From 2003 to 2008, he was a Managing Director and Head of Financial Technology and Specialty Finance at Deutsche Bank. From 2005 to 2006, he served on the board of Delta Financial Corp., a residential mortgage company. From 1996 to 2003, he was a Managing Director at Credit Suisse and Donaldson, Lufkin & Jenrette. From 1993 to 1996, he served as a Director of NatWest Markets Securities, a U.S. based broker-dealer. From 1984 to 1992, he practiced as an attorney at Manatt, Phelps, Phillips, Rothenberg and Tunney, where he was an Associate and later a Partner, and Wasserstein Perella, where he was an Associate. Mr. Addas holds a B.A. from Brandeis University and a Juris Doctor from the George Washington University Law School. Mr. Addas’s specialty finance, mortgage company and public company experience led the Board of Directors to conclude that Mr. Addas should serve as a director.
Kevin J. Finnerty Director since April 2013	Mr. Finnerty has been a member of our Board of Directors since April 2013. Mr. Finnerty was previously an employee of Mariner Investment Group from 2005 through December 2024. Until December 2024, Mr. Finnerty was also the founding partner of Galton Capital Group, a residential mortgage credit fund manager and a former founder and Managing Partner of Mariner F.I. Capital, an investment company focused on agency-mortgage related strategies. Previously, Mr. Finnerty was a Managing Director at J.P. Morgan Securities Inc., where he headed the Residential Mortgage Securities Department from 1999 to 2005. Prior to joining J.P. Morgan Securities Inc., Mr. Finnerty was a Senior Vice President at Freddie Mac during 1999 and headed the Mortgage-Backed Securities (MBS) Department at Union Bank of Switzerland from 1996 until 1998. Between 1986 and 1996, Mr. Finnerty was with Bear Stearns & Co. Inc., where he was a Senior Managing Director and ultimately headed the MBS Department and served as a member of the board of directors from 1993 until 1996. From August 2005 to May 2019, Mr. Finnerty was a member of the board of Drive Shack Inc. and its Audit

Committee, Nominating and Corporate Governance Committee and Compensation Committee. From 2009 to 2017, Mr. Finnerty served two four-year terms on the Board of Trustees at Loyola University Maryland, including his time as Chairman of their endowment Investment Committee. Mr. Finnerty graduated from St. John’s University with a B.S. in Communication Arts and a minor in Economics. Mr. Finnerty’s mortgage-related securities and finance knowledge, expertise and experience led the Board of Directors to conclude that Mr. Finnerty should serve as a director.
Peggy Hwan Hebard Director since January 2023	Ms. Hebard has been a member of our Board of Directors since January 2023. Ms. Hebard has served as the Chief Financial Officer and Chief Operating Officer at the Children’s Museum of Manhattan since April 2021. Additionally, from September 2018 through April 2021, Ms. Hebard served as a director of Turning Point Brands (NYSE: TPB), where she served on the Audit and Compensation committees and led a special committee overseeing strategic mergers and acquisitions. Ms. Hebard’s prior work experience included 14 years as a Senior Advisor to the Executive Office and the Director’s Office at The Metropolitan Museum of Art from August 2007 through April 2021. Prior to Ms. Hebard’s role at The Metropolitan Museum of Art, she was a debt ratings analyst at Standard & Poor’s focusing on cruise line and gaming companies, an investment banker at Credit Suisse First Boston focusing on retail and consumer products companies, a consultant at PwC working with companies in the financial services industry and an auditor at Coopers & Lybrand. Ms. Hebard has an M.B.A. from the Yale School of Management, a master’s degree in museum studies from Johns Hopkins and a B.S. from the Wharton School at the University of Pennsylvania. Ms. Hebard holds the CFA and CPA designations. Ms. Hebard’s finance and accounting knowledge and public company and strategic transaction experience led the Board of Directors to conclude that Ms. Hebard should serve as a director.
Ranjit M. Kripalani Director since November 2024	Mr. Kripalani has been a member of our Board of Directors since November 2024. From 2017 through 2023, Mr. Kripalani served as a member of the Board of Directors of Griffin Realty Trust, Inc. (NYSE: GRT) and the chair of the Compensation Committee. Additionally, from 2014 through 2023, Mr. Kripalani served as a member of the Board of Directors of Western Asset Management Capital Corp and the chair of the Risk Committee. Mr. Kripalani has also served as a member of the Board of each of Combined Systems Incorporated and DAVI Audio since 2013 and 2019, respectively. From 2009 to 2013, Mr. Kripalani served as the Chief Executive Officer of CRT Capital Group LLC, an institutionally focused broker dealer. Prior to joining CRT Capital Group LLC, Mr. Kripalani worked at Countrywide Capital Markets, Inc. and Countrywide Financial Corporation from 1998 to 2008, where he served in a number of roles, including as President of Capital Markets and Executive Managing Director of Countrywide Financial Corp. and Chief Executive Officer and President of Countrywide Capital Markets from 2000 to 2008. Prior to joining Countrywide, Mr. Kripalani served as Managing Director and Head of Mortgage Trading for Chase Securities, Inc. from 1995 to 1998, and as Managing Director and Head of Mortgage Trading for PaineWebber, Inc.

from 1985 to 1995. Mr. Kripalani has a B.A. degree in International Relations from Tufts University and a Graduate Diploma in Business Studies from the London School of Economics. Mr. Kripalani’s extensive public company and mortgage industry experience led our Board of Directors to conclude that Mr. Kripalani should serve as a director.
Patrice M. Le Melle Director since November 2021	Ms. Le Melle has been a member of our Board of Directors since November 2021. Ms. Le Melle is currently Associate General Counsel at Columbia University. Ms. Le Melle joined Columbia University in this role in 2008, practicing in the areas of government, general contracts, privacy and data security, sponsored research and real estate. Previously, she served as an Administrative Law Judge for the New York Department of State and as Deputy Secretary of State and Counsel to the Secretary of the State of New York. In these roles, Ms. Le Melle was crucial to providing management and legal advice and services to the Department of State operations. Ms. Le Melle began her career as an Associate in the corporate group at the law firm Richards O’Neil, followed by a position as First Deputy General Counsel of the Off-Track Betting Corporation. Ms. Le Melle obtained her J.D. from Rutgers-Newark Law School where she was an editor of the Rutgers Law Review. Prior to attending law school, she received her B.A. from Yale University. Ms. Le Melle’s government, corporate governance and data & privacy experience led our Board of Directors to conclude that Ms. Le Melle should serve as a director.
Michael Nierenberg Chairman of the Board since May 2016; Director since November 2013	Mr. Nierenberg has been a member of our Board of Directors since November 2013 and Chairman of the Board since May 2016. Mr. Nierenberg was appointed as our Chief Executive Officer and President on November 13, 2013. From November 2013 until June 2022, Mr. Nierenberg served as a Managing Director at Fortress (as defined below). Additionally, Mr. Nierenberg has served as a director and the Chief Executive Officer of Rithm Property Trust Inc. (“Rithm Property Trust”), a publicly traded REIT externally managed by an affiliate of Rithm, since June 2024, and he has served as the Chief Executive Officer, Co-Chief Investment Officer and a member of the Board of Trustees of Rithm Perpetual Life Residential Trust (“R-HOME”), a non-traded REIT, since September 2025. From December 2020 until June 2022, Mr. Nierenberg also served as Chief Executive Officer and Chairman of the board of Fortress Capital Acquisition Corp., and, from January 2021 until June 2022, as a member of its Audit and Compensation Committees. Prior to becoming Chief Executive Officer of Rithm Capital, Mr. Nierenberg served as a Managing Director and head of Global Mortgages and Securitized Products at Bank of America Merrill Lynch. Mr. Nierenberg joined Bank of America Merrill Lynch in November 2008 from JP Morgan, where he was head of Global Securitized Products and a member of the management committee of the investment bank. Prior to his tenure at JP Morgan, Mr. Nierenberg held a range of senior leadership positions during his fourteen years with Bear Stearns & Co. Inc., including as Head of Interest Rate and Foreign Exchange Trading Operations, Co-Head of Structured Products and Co-Head of Mortgage-Backed Securities Trading. From 2006 to 2008, he was a member of Bear Stearns’s Board of Directors. Mr. Nierenberg spent seven years at Lehman Brothers prior to joining Bear Stearns and was instrumental in building the company’s adjustable-rate mortgage business. Mr. Nierenberg’s knowledge, skill, expertise and experience as described above led the Board of Directors to conclude that Mr. Nierenberg should serve as a director.
David Saltzman Director since April 2013	Mr. Saltzman has been a member of our Board of Directors since April 2013. Mr. Saltzman is a co-founder of The Atria Institute, and was previously a Partner of Two Sigma Investments, where he served from 2017 until 2021. Mr. Saltzman was the Executive Director of The Robin Hood Foundation from 1989 until 2016 and currently serves on its board of directors. Prior to joining Robin Hood, Mr. Saltzman served as the Special Assistant to the President of the Board of Education of the City of New York for three years. Before working at the Board of Education, he ran AIDS education programs for the New York City Department of Health. Mr. Saltzman began his career in public service working with homeless families for the Human Resources Administration of the City of New York, the city’s Department of Social Services. Mr. Saltzman earned a Master’s of Public Policy and Administration from Columbia University and a Bachelor’s degree from Brown University. In 2001, Mr. Saltzman was named as one of Time Magazine’s 100 Innovators. Mr. Saltzman’s knowledge, skill, management expertise and experience as described above led the Board of Directors to conclude that Mr. Saltzman should serve as a director.
Compensation of Directors
Our independent directors are paid in two principal ways: an annual cash retainer and an annual award of shares of our Common Stock.
Our independent directors are paid a total annual fee of $275,000 in two semi-annual installments —(i) $150,000 in shares of our Common Stock issued based on the fair market value of our Common Stock on the date of issuance and granted on the first business day after each annual stockholders’ meeting and (ii) $125,000 of fees paid in December in cash, or, at the election of the relevant director, by issuance of shares of our Common Stock, based on the value of our Common Stock on the date of issuance. In addition, an annual fee of $20,000 is paid to the chairperson of each of the Audit Committee and the Compensation Committee, and an annual fee of $10,000 is paid to the chairperson of each of the Nominating and Corporate Governance Committee and the Regulatory Committee. Such chairperson fees are paid in two semi-annual installments, at the same time as the payments of the directors’ annual fee — (i) half in shares of our Common Stock issued based on the fair market value of our Common Stock on the date of issuance and granted on the first business day after each annual stockholders’ meeting and (ii) half paid in December in cash, or at the election of the relevant director, by issuance of shares of our Common Stock, based on the value of our Common Stock on the date of issuance.
We do not separately compensate our affiliated directors. All members of our Board of Directors are reimbursed for reasonable costs and expenses incurred in attending meetings of our Board of Directors.

Director Compensation Table for 2025
Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards(2)	Total
William D. Addas	$125,001	$150,010	$—	$275,011
Kevin J. Finnerty	$130,000	$155,008	$—	$285,008
Peggy Hwan Hebard	$135,000	$160,005	$—	$295,005
Ranjit M. Kripalani	$130,000	$155,008	$—	$285,008
Patrice M. Le Melle	$125,000	$150,010	$—	$275,010
David Saltzman	$135,000	$160,005	$—	$295,005

(1)
Each director may elect to receive their respective $125,000 of fees paid in cash and the half of their committee chairperson fees paid in cash, as applicable, by issuance of shares of our Common Stock instead.

(2)
As of December 31, 2025, other than 1,000 options previously awarded and held by Ms. Le Melle, none of our non-employee directors held any option awards or unvested stock awards.

Director Stock Ownership Guidelines
We maintain stock ownership guidelines for directors, which require each non-employee director to accumulate and hold stock valued at four times the amount of the director’s annual fee paid in cash. Until such ownership level is achieved, non-employee directors must retain at least 50% of the net-after-tax value of the shares acquired in each award of equity compensation.
Determination of Director Independence
At least a majority of the directors serving on the Board of Directors must be independent. For a director to be considered independent, our Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company. Our Board of Directors has established categorical standards to assist it in determining director independence, which conform to the independence requirements under the NYSE listing rules. Under the categorical standards, a director will not be independent if:
(i)
within the preceding three years: (a) the director was employed by the Company; (b) an immediate family member of the director was employed by the Company as an executive officer; (c) the director or an immediate family member of the director received more than $120,000 per year in direct compensation from the Company or any controlled affiliate (other than director or committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service)); (d) the director was employed by or affiliated with the independent registered public accounting firm of the Company; (e) an immediate family member of the director was employed by the independent registered public accounting firm of the Company as a partner, principal or manager; or (f) an executive officer of the Company was on the compensation committee of a company which employed the director, or which employed an immediate family member of the director, as an executive officer; or

(ii)
he or she is an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company is the greater of $1 million or two percent of such other company’s consolidated gross annual revenues.

Whether directors are considered independent under these categorical independence tests and all other relevant facts and circumstances is reviewed and made public annually prior to our annual meeting of stockholders. The Board of Directors has determined that each of Mses. Hebard and Le Melle and Messrs. Addas, Finnerty, Kripalani and Saltzman are independent for purposes of NYSE Rule 303A and that each such director has no material relationship with the Company.

Statement on Corporate Governance
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors (in accordance with the rules of the NYSE). Our Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Regulatory Committee are each composed entirely of independent directors.
We have adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and a Code of Ethics for Principal Executive Officers and Senior Financial Officers, which together delineate our standards for our officers and directors and our employees. We make available, free of charge through a link on our website under the “Investors” section, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports, if any, as filed with the SEC as soon as reasonably practicable after such filing. Our site also contains our Code of Business Conduct and Ethics, Code of Ethics for Principal Executive Officers and Senior Financial Officers, our Corporate Governance Guidelines, our Regulation FD Policy, our Accounting and Auditing Whistleblower Policy and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee. Our website address is www.rithmcap.com. Information contained on, or accessible through, our website is not a part of, and is not incorporated by reference into, this Proxy Statement.
As mentioned above, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all employees and each of our directors and officers, including our principal executive officer and principal financial officer. The purpose of the Code of Business Conduct and Ethics is to promote, among other things, honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in public communications and reports and documents that the Company files with, or submits to, the SEC, compliance with applicable governmental laws, rules and regulations, accountability for adherence to the code and the reporting of violations thereof.
This code is supplemented by our Code of Ethics for Principal Executive Officers and Senior Financial Officers, which sets forth specific policies to guide the Company’s senior officers in the performance of their duties. This code supplements the Code of Business Conduct and Ethics described above. The Company intends to disclose any material changes in or waivers from either code applicable to the Company’s executive officers or directors by posting such information on our website.
In addition, the Company has adopted the Rithm Capital Corp. Insider Trading Compliance Policy governing the purchase, sale and other dispositions of our securities by our directors, officers, employees and other individuals associated with us that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to us. It is also our policy to comply with applicable securities laws when engaging in transactions in our own securities.
The Company does not have a policy to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board of Directors. Mr. Nierenberg serves as our Chief Executive Officer and Chairman of the Board of Directors. The Board of Directors believes that having Mr. Nierenberg serve as both Chief Executive Officer and Chairman is an appropriate, effective and efficient leadership structure, and has determined that combining the Chief Executive Officer and Chairman roles provides for clear accountability and leadership responsibility and facilitates effective decision-making and a cohesive corporate strategy. The Board of Directors periodically reviews the Company’s leadership structure. The Company does not have a lead independent director; however, an independent director presides over the executive sessions. For additional information, see “Executive Sessions of Non-Management Directors.”
Succession Planning
The Board of Directors is responsible for planning for succession to the position of Chief Executive Officer, as well as certain other senior management positions. The Nominating and Corporate Governance Committee shall develop and recommend to the Board of Directors for approval succession plans for the Chief Executive Officer and certain other senior management positions. To assist the Nominating and Corporate Governance Committee, the Chief Executive Officer shall periodically provide the Nominating and Corporate Governance Committee with an assessment of persons considered potential successors to the Chief Executive Officer and other senior management positions.
Corporate Responsibility
We believe in championing our customers, employees and communities through empowerment, as well as action. We are committed to conducting operations and activities in a sustainable manner and continually aim to find new ways to improve our corporate sustainability through energy efficiency, conservation and waste reduction across our family of companies. In December 2025, we acquired Paramount Group, Inc. (together with its subsidiaries, “Paramount”), a vertically integrated REIT that owns and operates Class A office properties in New York City and San Francisco. Paramount is committed to sustainability leadership, demonstrated by achieving Leadership in Energy and Environmental Design (LEED) Platinum or Gold designations, ENERGY STAR labels and Fitwel certifications across its portfolio. Additionally, at all of our operating companies, we encourage our colleagues and customers to “go green” or paperless where applicable. In particular, our mortgage company is continuing a successful initiative, through which we encourage customers to switch to paperless billing and communications while we support tree planting efforts across the United States and globally. As of December 31, 2025, approximately 52% of customers opt for paperless and reduce their carbon footprint through this effort. Additionally, at our mortgage company, we provide our customers with opportunities to learn about conserving energy in their homes and use technology to digitally streamline the loan process. We are focused on encouraging energy conservation, and Paramount specifically is focused on reducing both energy consumption and greenhouse gas emissions. Our mortgage company is committed to reducing waste in our operations. Additionally, the mortgage company launched a recycling program in one of our largest offices that has been adopted by the building landlord for use by all tenants.
We are committed to making a positive impact on our communities and employees. The understanding that strong communities and high rates of homeownership help communities thrive is integral to our work, and we believe that strong communities are built on a foundation of stable housing. That is why we are committed to supporting financial inclusion and first-time homebuyers by providing educational resources and grants to help them achieve their dream of homeownership. For example, within our mortgage company, we have an Affordable Housing and Equity in Home Ownership (AH&EHO) strategy, which connects our business model to our corporate responsibility mission. These programs aim to expand access to affordable and sustainable mortgage programs, while advancing economic opportunities for low- to moderate-income borrowers. Our mortgage company’s affordable housing strategies include:
(i)
an enterprise-wide initiative to formulate and implement affordable housing strategies across each channel; and

(ii)
working to expand and deepen engagement with mission-focused Community Development Financial Institutions and Small Financial Institutions.

Further, outside of our affordable housing initiatives, we and our operating companies maintain various philanthropic initiatives. Rithm’s philanthropic efforts focus on community, education and economic empowerment and include partnerships with nonprofits, such as New York Cares and Harlem Village Academies. Our subsidiary, Sculptor Capital Management, Inc. (together with its subsidiaries, “Sculptor”) executes its philanthropy through its Sculpting Change initiative, which focuses on activities and contributions to support families, sustainability, economic and educational progress and veterans. Crestline Management, L.P. (together with its subsidiaries, “Crestline”), an alternative asset manager that we acquired in December 2025, provides firmwide philanthropy opportunities with organizations such as Habitat for Humanity and Community Food Bank of Fort Worth, while also providing employees with additional days of paid time off to volunteer in their community for organizations they care about. Further, Paramount supports community engagement and philanthropy through employee volunteerism, including volunteer paid time off, philanthropic contributions, matching donations and donation drives, while partnering with tenants to amplify their collective impact to create stronger communities together.
Our mortgage company’s philanthropic arm, Newrez NOW (Neighborhood Outreach Works), helps support the following community service opportunities for our employees: (i) volunteer paid time off; (ii) matching gifts of up to $1,000 per person per year for qualifying charitable giving; (iii) a “Corporate

Grants” program focusing on employee-nominated local organizations; (iv) a “Community Engagement Council” program at our main office locations that empowers our employees to lead philanthropic giving in their communities; and (v) annual fundraising and campaign opportunities for consumers to engage with our major fundraising campaigns.
We also incorporate climate risk and environmental and governance considerations over the investment lifecycle, viewing such considerations as an important component in underwriting and complementary to our risk monitoring across investment disciplines. 100 percent of each of Sculptor’s and Crestline’s credit strategy invested capital is covered by their respective responsible investment policies. Additionally, each of Sculptor and Crestline is a signatory to, and seeks to align its responsible investment practices with, the tenets set out by the United Nations Principles for Responsible Investment. Sculptor also conducts ongoing corporate responsibility quarterly monitoring and regular committee reviews and database training. Crestline meets quarterly to address corporate and investment initiatives and provides training to all employees.
Anti-Hedging & Pledging Policy
Pursuant to our policies and procedures for transacting in Company securities, including our Insider Trading Compliance Policy, all of our directors, executive officers and employees are prohibited from engaging in any transaction intended to hedge or minimize losses in the Company’s securities, including engaging in transactions in puts, calls or other derivatives of the Company’s securities or short-selling the Company’s securities. Additionally, such policies also provide that all of our directors, executive officers and employees are prohibited from engaging in margin trading or pledges of the Company’s securities as collateral.
Board and Committee Meetings
During the year ended December 31, 2025, our Board of Directors held 11 meetings of the Board of Directors. No director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Regulatory Committee. During 2025, the Audit Committee met four times, the Compensation Committee met four times, the Nominating and Corporate Governance Committee met one time, and the Regulatory Committee met four times. Although director attendance at the Company’s annual meeting each year is encouraged, the Company does not have an attendance policy. All of our then-current directors attended our annual meeting of stockholders in 2025.
Audit Committee.   Our Board of Directors has a standing Audit Committee composed entirely of independent directors. The current members of the Audit Committee are Ms. Hebard (Chairperson) and Messrs. Addas and Finnerty, each of whom has been determined by our Board of Directors to be independent in accordance with the NYSE listing rules and the SEC’s audit committee independence standards. Ms. Hebard has served as the Chairperson of the Audit Committee since May 25, 2023. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, assisting the Board of Director’s oversight of the following: (a) the integrity of the Company’s financial statements, earnings releases, the disclosures under the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Forms 10-K and 10-Q and significant accounting policies; (b) the Company’s compliance with legal and regulatory requirements; (c) the qualifications and independence of the Company’s independent registered public accounting firm; (d) the performance of the Company’s internal audit function and the appointment, compensation, performance and retention of the Company’s independent registered public accounting firm; and (e) cybersecurity risk management. The Audit Committee operates pursuant to a charter, which is available on our website, www.rithmcap.com.
The Board of Directors has determined that Ms. Hebard, our Audit Committee Chairperson, qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC, and as noted above, our Board of Directors has determined that Ms. Hebard is independent under NYSE and SEC standards.

Compensation Committee.   Our Board of Directors has a standing Compensation Committee composed entirely of independent directors. The members of the Compensation Committee are currently Ms. Hebard and Messrs. Addas, Finnerty and Saltzman (Chairperson), each of whom has been determined by our Board of Directors to be independent in accordance with the NYSE listing rules. The responsibilities of the Compensation Committee include, but are not limited to, the following: (a) overseeing the design of our executive compensation programs, policies and practices; (b) determining the types and amounts of compensation for our named executive officers; (c) administering and approving the grant of awards under any incentive compensation plan, including any equity-based plan, of the Company; (d) making recommendations to our Board of Directors regarding director compensation; (e) reviewing and discussing with management our compensation discussion and analysis included in our annual proxy statement; and (f) preparing the compensation committee report as required under SEC rules. Our Compensation Committee may delegate its authority to a subcommittee consisting of two or more members. The charter of the Compensation Committee is available on our website, www.rithmcap.com.
The compensation paid to our named executive officers during 2025 is discussed under “Compensation Discussion and Analysis” included herein.
Each member of the Compensation Committee is a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as being an independent director under the NYSE listing standards and other applicable laws, rules and regulations.
Nominating and Corporate Governance Committee.   Our Board of Directors has a standing Nominating and Corporate Governance Committee composed entirely of independent directors. The current members of the Nominating and Corporate Governance Committee are Ms. Le Melle and Messrs. Finnerty (Chairperson) and Kripalani, each of whom has been determined by our Board of Directors to be an independent director in accordance with the NYSE listing rules. The functions of the Nominating and Corporate Governance Committee include, without limitation, the following: (a) recommending to the Board of Directors for both election and re-election the individuals qualified to be nominated as directors of the Company and on committees of the Board of Directors; (b) advising the Board of Directors with respect to the composition, procedures and committees of the Board of Directors; (c) advising the Board of Directors with respect to the corporate governance principles applicable to the Company; (d) overseeing the evaluation of the Board of Directors; and (e) developing and recommending succession planning to the Board of Directors. The charter of the Nominating and Corporate Governance Committee is available on our website, www.rithmcap.com.
The Nominating and Corporate Governance Committee, as required by the Company’s Bylaws, will consider director candidates recommended by stockholders. See “Director Nomination Process” below for additional information. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
Regulatory Committee.   Our Board of Directors has a standing Regulatory Committee composed entirely of independent directors. The current members of the Regulatory Committee are Ms. Le Melle and Mr. Kripalani (Chairperson), each of whom has been determined by our Board of Directors to be an independent director in accordance with the NYSE listing rules. The functions of the Regulatory Committee include, without limitation, the following: (a) overseeing the Company’s overall regulatory compliance programs, policies and procedures, the Company’s efforts to identify and manage significant compliance exposure and the Company’s material regulatory examinations; (b) assisting the Audit Committee with reviewing internal audit findings, risk assessment findings or outstanding regulatory issues; (c) supervising any investigation into significant potential or actual failures to comply with law or regulation; (d) reporting to the Board of Directors with respect to the Company’s regulatory compliance activities; and (e) in conjunction with the Audit Committee, overseeing cybersecurity risk management. You may obtain a copy of the charter by writing to the Company at 799 Broadway 8th Floor, New York, New York 10003, Attention: Investor Relations.
Director Nomination Process.   The Company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at Rithm Capital Corp., 799 Broadway, 8th Floor, New York, New York 10003. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholders meeting (together with certain required information set forth in the Company’s Bylaws) within the time frames set forth below under “Advance Notice for Stockholder Nominations and Proposals for 2027 Annual Meeting.”
The Nominating and Corporate Governance Committee believes that the qualifications for serving as a director of the Company are, taking into account such person’s familiarity with the Company, possession of such knowledge, experience, skills, expertise and integrity as would enhance the Board of Directors’ ability to manage and direct the affairs and business of the Company, including, when applicable, the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or the NYSE listing rules.
In addition to considering a director-candidate’s background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board of Directors and the evolving needs of our business. The Nominating and Corporate Governance Committee will identify potential nominees by asking current directors and executive officers to notify the Nominating and Corporate Governance Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders. Our evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. The Nominating and Corporate Governance Committee strives to nominate individuals with a variety of complementary skills and perspectives.
Board Role in Risk Oversight.   The Company’s risk management, including cybersecurity risk, is overseen by the Chief Executive Officer and Chief Risk Officer, who receive reports directly from other officers and individuals who perform services for the Company. Cybersecurity risk is also overseen by our Chief Information Security Officer who leads our cybersecurity program. Material risks are identified and prioritized by management, and material risks are periodically discussed with the Board of Directors. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, including risks and contingencies associated with each area. As discussed under “Regulatory Committee”, the Board of Directors established the Regulatory Committee to further assist with risk oversight. The Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.
Executive Sessions of Non-Management Directors
Executive sessions of the non-management directors occur during the course of the year. “Non-management directors” include all directors who are not officers of the Company. The non-management director presiding at those sessions may rotate from meeting to meeting among the chair of each of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, to the extent the director is present at the executive session.
Stockholder Communications with Directors
The Company provides the opportunity for stockholders and interested parties to communicate with our directors. You can contact our Board of Directors to provide comments, to report concerns or to ask a question, at the following address:
Rithm Capital Corp.
Attn: Secretary
799 Broadway, 8th Floor
New York, New York 10003
Stockholders may contact the non-management directors (including the director who presides over the executive sessions of non-management directors, the non-management directors as a group or the Audit Committee as a group) at the address above.

All communications received as set forth in the preceding paragraph will be reviewed by our Legal Department, for the sole purpose of determining whether the contents represent a message to the members of the Board of Directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairperson of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE
In accordance with and to the extent permitted by the rules of the SEC, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Exchange Act and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended.
The Audit Committee operates under a written charter approved by the Board of Directors, consistent with the corporate governance rules issued by the SEC and the NYSE. The Audit Committee’s charter is available on the Company’s website, www.rithmcap.com. The members of the Audit Committee hold executive sessions during the course of the year.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s internal control over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal control over financial reporting and any significant deficiencies or material weaknesses.
The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report on Form 10-K.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable PCAOB requirements and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The Audit Committee
Peggy Hwan Hebard (Chairperson)
William D. Addas
Kevin J. Finnerty

PROPOSAL NO. 2 APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposed Independent Registered Public Accounting Firm
EY, independent registered public accountants, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal years ended December 31, 2025 and 2024. The Audit Committee of the Board of Directors has appointed EY to be our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting.
Representatives of EY will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
Assuming a quorum is present, the affirmative vote by holders of a majority of the shares of our Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter is required to approve the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Brokers who do not receive instructions are entitled to vote on the ratification of the appointment of the independent registered public accounting firm under this Proposal No. 2. Abstentions will have the same effect as a vote “against” and broker non-votes will not affect the outcome of this Proposal No. 2 for the appointment of the independent registered public accounting firm.
The Board of Directors recommends that you vote FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026.
Principal Accountant Fees and Services
During the most recent two fiscal years, we engaged EY to provide us with audit, audit-related and tax services. Services provided included the audit of annual financial statements, audit of internal control over financial reporting, interim reviews of unaudited quarterly financial information and reviews of filings with the SEC. The following table summarizes the aggregate fees billed for professional services provided to the Company by EY for the years ended December 31, 2025 and 2024:
Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Fees
2025	$9,154,384	$405,950	$203,863	$—	$9,764,197
2024	$8,422,753	$385,700	$1,758,670	$—	$10,567,123
Audit Fees.   Audit fees are fees and out-of-pocket expenses for the audit of the Company’s consolidated financial statements, the audit of the Company’s internal control over financial reporting, interim reviews of the Company’s quarterly reports on Form 10-Q, required audits of certain subsidiaries and required reviews of SEC filings, including with respect to equity offerings.
Audit-Related Fees.   Audit-related fees include fees for a service organization control report for a subsidiary, an employee benefit plan audit, and the performance of agreed upon procedures on certain information included within private placement memoranda corresponding to the issuance of collateralized debt.
Tax Fees.   Tax fees are related to tax planning, compliance and tax return preparation for the Company and certain subsidiaries.
EY also provides audit, audit-related, tax consulting and compliance services to entities that we do not consolidate, including services provided to funds managed by the Company. During 2025, fees for these services were approximately $9,457,350 for audit fees, $603,738 for audit-related fees and $1,323,338 for tax fees. These services are provided to, and paid by, the funds managed by Sculptor or other entities we do not consolidate and therefore are not included in the above table.

The Audit Committee has considered all services provided by the independent registered public accounting firm to us and has concluded this involvement is compatible with maintaining the auditors’ independence.
The Audit Committee is responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All engagements for services in the most recent fiscal year were pre-approved by the Audit Committee. The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm.

PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following proposal, also known as a “say-on-pay” vote, gives our stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed below in the section entitled “Executive Compensation” of this Proxy Statement.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Our Board of Directors and Compensation Committee believe that the overall design and function of the Company’s executive compensation program are appropriate and effective in aligning the interests of the Company, management and the Company’s stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders of Rithm Capital Corp. advise that they approve the compensation of the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the SEC under Item 402 of Regulation S-K (which disclosure shall include the Compensation Discussion and Analysis, the related compensation tables and related narrative discussion and any other related material included herein).”
Although the vote is non-binding, our Board of Directors and Compensation Committee value the opinions expressed by our stockholders in their vote on this proposal and will review and consider the outcome of the vote in connection with their ongoing evaluation of the Company’s executive compensation program. We expect to hold our next non-binding advisory vote on executive compensation at our 2027 Annual Meeting of Stockholders.
Assuming a quorum is present, the affirmative vote by holders of a majority of the shares of our Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required for approval of this proposal. Abstentions will have the same effect as a vote “against”; failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
The Board of Directors recommends that you vote FOR the advisory approval of the resolution set forth above.

EXECUTIVE OFFICERS
The following table shows the names and ages of our executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.
Name	Age	Position
Michael Nierenberg	63	Chairman of the Board of Directors, Chief Executive Officer and President
Nicola Santoro, Jr.	57	Chief Financial Officer, Chief Accounting Officer and Treasurer
David Zeiden	53	Chief Legal Officer
Michael Nierenberg is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company. For information regarding Mr. Nierenberg, see above under “Proposal No. 1 Election of Directors — Information Concerning Our Directors, Including the Director Nominees.”
Nicola Santoro, Jr. is the Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company. Additionally, Mr. Santoro has been serving as the Chief Financial Officer and Chief Accounting Officer of R-HOME since September 2025 and the Chief Financial Officer and Chief Accounting Officer of Rithm Property Trust since April 2025. Prior to joining the Company in 2015, Mr. Santoro was employed by FXCM, Inc. from 2012 through September 2015, serving as its Chief Accounting Officer where he was responsible for directing financial reporting, accounting, tax and financial planning activities. From 2005 through 2012, Mr. Santoro was employed by the Financial Guaranty Insurance Company, serving as principal financial officer from 2008. Mr. Santoro is a certified public accountant.
David Zeiden has served as the Chief Legal Officer of the Company since April 30, 2024. Additionally, since September 2025, Mr. Zeiden has served as the Chief Legal Officer and Chief Compliance Officer (“CCO”) of R-HOME. Prior to joining the Company in April 2024, Mr. Zeiden previously served as Executive Managing Director, CCO and Chief Regulatory Counsel for Sculptor beginning in April 2020, where he oversaw Sculptor’s global compliance program. Prior to serving as Sculptor’s CCO, Mr. Zeiden was General Counsel and Chief Operating Officer for Sculptor’s Asia business. Before joining Sculptor in 2007, Mr. Zeiden spent nearly a decade in private practice in the corporate departments at law firms Paul, Weiss, Rifkind, Wharton & Garrison LLP and Debevoise & Plimpton LLP.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
Our compensation program is designed to align management incentives with the long-term interests of our stockholders. This Compensation Discussion and Analysis describes our business performance, compensation philosophy and our 2025 compensation decisions.
In 2025, the Company built on its strategic momentum, further expanding its diversified asset management business and delivering continued growth across its segments. In evaluating 2025 compensation outcomes, the Compensation Committee considered the Company’s financial performance, strategic execution and progress in advancing its long-term business objectives.
Key financial accomplishments for our management team in 2025 included:
•
Delivered Strong Earnings:

•
Generating GAAP (as defined below) Net Income of $567.2 million and GAAP Net Income per diluted share of $1.04(a);

•
Generating EAD(b) (as defined below) of $1.28 billion and EAD(b) per diluted share of $2.35(a), representing approximately a 12% increase from 2024(b)(c);

•
Produced Solid Returns, including a total economic return(d) of 9%, a GAAP return on average equity (“ROE”) of 8%(e) and an EAD ROE(b)(e) of 19%;

•
Increased Book Value(f), ending the year with a book value of $12.66 per common share after our quarterly dividend payouts, approximately 1% above year-end 2024;

•
Maintained Significant Liquidity, sustaining $1.7 billion of total cash and liquidity(g) as of December 31, 2025, despite a volatile market environment and multiple notable acquisitions; and

•
Returned Capital to Stockholders, paying common dividends of $1.00 per share, or $542.6 million in aggregate, during 2025.

Key strategic accomplishments for our management team during 2025 included:
•
Executed Two Strategic Acquisitions, expanding our asset management platform and significantly enhancing our commercial real estate exposure:

•
Acquired Paramount, including its portfolio of Class A office properties in New York City and San Francisco; and

•
Acquired Crestline, growing our product offerings in direct lending and private credit and adding an insurance platform for future growth.

•
Meaningfully Expanded Rithm Capital Asset Management Platform, including by:

•
Entering into a strategic investment partnership, with a third party investor focused on residential transition loans (“RTLs”);

•
Launching an evergreen non-traded REIT, R-HOME, focused on investments in residential and household loan products;

•
Completing the first close of an asset-backed finance fund;

•
Developing a fund financing framework across Rithm Capital fund products with key counterparties;

•
Continuing the growth of assets under management (“AUM”) to $63 billion(h) as of December 31, 2025, while generating gross inflows of $4.6 billion at Sculptor in 2025, primarily through real estate and tactical credit products; and

•
Integrating Crestline into the asset management platform, which demonstrated strong investment performance across its strategies and a 15% year-over-year increase in management fee revenue.

•
Diversified Our Portfolio and Expanded Our Capital Activity, deploying $3.6 billion of capital (including for our acquisitions), while maintaining an average of approximately $1.7 billion of total cash and liquidity(g) throughout the year, through activity including:

•
Broadening financings, adding approximately $8.5 billion of debt capacity, which increased liquidity while expanding non-recourse and non-mark-to-market term financing, resulting in savings of approximately $38 million in annualized debt service;

•
Raising $190 million gross proceeds from the issuance of $7.6 million of 8.750% Series E Fixed-Rate Cumulative Redeemable Preferred Stock;

•
Raising $500 million gross proceeds from the issuance of our 8.00% Senior Unsecured Notes due 2030 and completing the redemption of the remaining $275 million of the Company’s outstanding Senior Unsecured Notes due 2025; and

•
Raising $300 million from the issuance of 32.9 million shares of common stock through the Company’s “at-the-market” equity offering program.

•
Generated Strong Operating Performance at Genesis Capital and Newrez Franchises

•
Producing record RTL origination volume of $4.80 billion at Genesis Capital, representing 33.3% year-over-year growth, expanded total sponsor base, with 41.0% year-over-year total sponsor growth, and maintained strong credit performance; and

•
Producing strong performance in Newrez originations and servicing, posting a pre-tax operating income of $1.1 billion(i), origination funded production volume of $63.3 billion for the full year 2025, a year-over-year increase of 7%, a refinance recapture rate of 38% and increased third party servicing.

(a)
Per diluted share calculations for both Generally Accepted Accounting Principles (“GAAP”) Net Income and Earnings Available for Distribution (“EAD”) are based on 546,091,491 weighted average diluted common shares outstanding for the year ended December 31, 2025.

(b)
EAD and EAD per share are non-GAAP financial measures. Refer to Annex A for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure.

(c)
GAAP Net Income and EAD per diluted share for the year ended December 31, 2024 were $1.67 and $2.10 per diluted share, respectively. Per diluted share calculations for both GAAP Net Income and EAD were based on 499,597,670 weighted average diluted common shares outstanding for the year ended December 31, 2024.

(d)
Total economic return represents Rithm book value change from December 31, 2024 to December 31, 2025, plus common dividends declared during that time, divided by Rithm book value as of December 31, 2024.

(e)
GAAP Net Income ROE for the year ended December 31, 2025 is calculated based on GAAP Net Income for the year ended December 31, 2025, divided by the average book value for the year ended December 31, 2025. EAD ROE for the year ended December 31, 2025 is calculated based on EAD for the year ended December 31, 2025, divided by the average book value for the year ended December 31, 2025.

(f)
Book value per share is based on common shares outstanding of 555,880,947 as of December 31, 2025. Book value per share as of December 31, 2024 was $12.56 and was based on common shares outstanding of 520,656,256 as of December 31, 2024.

(g)
Cash and liquidity includes cash and available undrawn financing.

(h)
AUM represents assets for which the Company and its affiliates provide investment management, advisory or certain other investment-related services. AUM generally includes (i) the net asset value of managed accounts, open-ended and closed-end funds or the gross asset value of real estate and real estate funds, as applicable, (ii) uncalled capital commitments and (iii) the par value of structured credit vehicles. AUM includes amounts that are not subject to management fees, incentive income or other amounts earned on AUM. Our calculation of AUM is intended to provide a consistent and comparable measure of managed assets across its businesses; however, it is not based on any specific regulatory definition and may differ from similarly titled measures presented by other asset managers and, as a result, may not be comparable.
(i)
Excludes the net of hedge mortgage servicing rights mark-to-market loss and other non-operating items of $(467.5) million.

These results informed the Compensation Committee’s determination that 2025 compensation outcomes appropriately reflected both the Company’s performance and management’s execution against its strategic objectives.
Our Named Executive Officers for 2025
For the fiscal year ended December 31, 2025, our named executive officers were as follows:
•
Michael Nierenberg, Chairman of the Board of Directors, Chief Executive Officer and President;

•
Nicola Santoro, Jr., Chief Financial Officer, Chief Accounting Officer and Treasurer; and

•
David Zeiden, Chief Legal Officer.

Role of the Compensation Committee in Executive Compensation
Our Compensation Committee made all decisions regarding the compensation levels of our named executive officers relating to fiscal year 2025 compensation. It is our Compensation Committee’s responsibility to:
•
oversee the design of our executive compensation programs, policies and practices;

•
determine the types and amounts of compensation for our named executive officers; and

•
review and approve the adoption, termination and amendment of, and to administer and, as appropriate, make recommendations to our Board of Directors regarding, our incentive compensation plans.

Our objective is to provide a market-based executive compensation program tied to performance and aligned with the interests of our stockholders.
Role of the Independent Compensation Consultant
Our Compensation Committee reviews the competitiveness of our executive compensation programs and recent governance trends relating to executive compensation when determining the compensation levels for our named executive officers. To assist the Compensation Committee in this process, our Compensation Committee retained FW Cook as its independent compensation consultant to provide advice on our executive compensation practices. FW Cook does no work for our management team that is not under the Compensation Committee’s purview and provides no other services to us and our affiliates. Representatives of FW Cook attended certain meetings of the Compensation Committee, including meeting with members of the Compensation Committee without members of management present. During 2025, the Compensation Committee reviewed the independence of FW Cook using assessment criteria under applicable NYSE rules and concluded the retention of FW Cook did not raise any conflicts of interest.
Role of Executive Officers in Executive Compensation
The Compensation Committee takes into consideration recommendations from Mr. Nierenberg on the compensation of named executive officers other than himself. Our Compensation Committee took Mr. Nierenberg’s recommendations into account in making its determinations with respect to the base salaries for Messrs. Santoro and Zeiden, and for the earned incentive compensation payable to Messrs. Santoro and Zeiden, but ultimately all determinations with respect to the compensation of all of our named executive officers were made by the Compensation Committee in its sole discretion.

Objectives of our Executive Compensation Program
Our executive compensation program is built on the following objectives:
•
Attract and Retain the Right Talent.   Executive compensation opportunities should be market-competitive to attract and retain highly motivated talent with a performance-driven mindset;

•
Pay for Performance.   The majority of each executive’s compensation opportunity should be at-risk and tied to the achievement of short-term and long-term financial and strategic objectives; and

•
Align the Interests of Management with Stockholders.   A substantial portion of executive’s total compensation should be in the form of equity-based incentives, subject to multi-year vesting schedules and performance-based measures.

Elements of our Executive Compensation Program
The compensation program for our named executive officers consists of an annual base salary, the ability to earn short-term incentive awards, the ability to earn long-term equity incentive awards based on individual and Company performance and the ability to participate in employee benefit plans and programs at the same level and on the same terms that apply to Rithm Capital Corp.’s employees generally. The following is a detailed description of each material element of our compensation program for our named executive officers for the 2025 fiscal year.
Base Salary.   Base salary is a fixed component of compensation for each of our named executive officers. The base salaries of our named executive officers are intended to reflect the position, duties and responsibilities of each executive. Pursuant to his Amended Employment Agreement (as defined below), Mr. Nierenberg’s base salary was $1,000,000 for 2025. The 2025 base salaries for Messrs. Santoro and Zeiden were $400,000 and $500,000, respectively, which are in line with other senior employees of our Company and remain unchanged from 2024 base salaries. The base salaries payable to our named executive officers may be adjusted from time to time based on the executive’s performance and other factors as determined by our Compensation Committee.
Short-Term Incentive Awards.   Our named executive officers are each eligible to receive annual short-term incentive bonus payments from the Company based on annual performance achievements. We consider these short-term incentive bonuses to be “at-risk” compensation.
For 2025, Mr. Nierenberg had a target short-term incentive bonus opportunity equal to $4,000,000, pursuant to his Amended Employment Agreement, of which Mr. Nierenberg was eligible to earn from 0% to 200% of his target amount based on performance in three categories: financial, strategic and individual performance:
•
Financial Category (weighted 60%) — The Compensation Committee selected EAD per diluted share as the financial metric because it is a key metric that allows our investors to readily identify and track the operating performance of the assets that form the core of the Company’s activity, compare the core operating results between periods and value our stock. EAD per diluted share measures our ability to generate income in a manner accretive to stockholders. Target 2025 EAD per diluted share was aligned with the Company’s internal operating plan established as of the first quarter of 2025. The Compensation Committee determined the 2025 Target EAD per diluted share goal was rigorous because it was above 2024 actual EAD per diluted share and would require 10% annual growth in EAD to be achieved. The Compensation Committee established a goal range around target for threshold and maximum payouts; these goals along with actual performance and the corresponding payouts were as follows:

	Threshold	Target	Maximum	2025 Actual
EAD per Diluted Share	$1.69	$2.11	$2.43	$2.35(a)
Payout (% of Target)	25%	100%	200%	176%

(a)
Based on 546,091,491 weighted average diluted common shares for the year ended December 31, 2025. EAD per share is a non-GAAP financial measure. Please refer to Annex A for a discussion and reconciliation of EAD and EAD per Diluted Share to the most directly comparable GAAP measure.

Based on the financial performance outlined above, the Compensation Committee determined Mr. Nierenberg earned between the target and the maximum (176% of target) for the Financial Category: Financial Category Payout: 176% of target x 60% weighting = 106% of target.
•
Strategic Category (weighted 30%) — In considering the strategic category, the Compensation Committee considered performance against multiple strategic objectives, including, but not limited to, M&A, integration of acquired businesses, AUM and operating cost efficiencies, related to the Company’s continuing evolution of its investment platform with a diverse portfolio of investments and operating companies across the real estate and financial services sectors. Significant accomplishments in 2025 included:

•
Executed Two Strategic Acquisitions, expanding our asset management platform and significantly enhancing our commercial real estate exposure:

•
Acquired Paramount, including its portfolio of Class A office properties in New York City and San Francisco; and

•
Acquired Crestline, growing our product offerings in direct lending and private credit and adding an insurance platform for future growth.

•
Meaningfully Expanded Rithm Capital Asset Management Platform, including by:

•
Entering into a strategic investment partnership, with a third party investor focused on RTLs;

•
Launching an evergreen non-traded REIT, R-HOME, focused on investments in residential and household loan products;

•
Completing the first close of an asset-backed finance fund;

•
Developing a fund financing framework across Rithm Capital fund products with key counterparties;

•
Continuing the growth of AUM to $63 billion(a) as of December 31, 2025, while generating gross inflows of $4.6 billion at Sculptor in 2025, primarily through real estate and tactical credit products; and

•
Integrating Crestline into the asset management platform, which demonstrated strong investment performance across its strategies and a 15% year-over-year increase in management fee revenue.

•
Diversified Our Portfolio and Expanded Our Capital Activity, deploying $3.6 billion of capital (including for our acquisitions), while maintaining an average of approximately $1.65 billion of total cash and liquidity(b) throughout the year, through activity including:

•
Broadening financings, adding approximately $8.5 billion of debt capacity, which increased liquidity while expanding non-recourse and non-mark-to-market term financing, resulting in savings of approximately $38 million in annualized debt service;

•
Raising $190 million gross proceeds from the issuance of 7.6 million of 8.750% Series E Fixed-Rate Cumulative Redeemable Preferred Stock;

•
Raising $500 million gross proceeds from the issuance of our 8.00% Senior Unsecured Notes due 2030 and completing the redemption of the remaining $275 million of the Company’s outstanding Senior Unsecured Notes due 2025; and

•
Raising $300 million from the issuance of 32.9 million shares of common stock through the Company’s “at-the-market” equity offering program.

•
Generated Strong Operating Performance at Genesis Capital and Newrez Franchises

•
Producing record RTL origination volume of $4.8 billion at Genesis Capital, representing 33.3% year-over-year growth, expanded total sponsor base, with 41.0% year-over-year total sponsor growth, and maintained strong credit performance; and

•
Producing strong performance in Newrez originations and servicing, posting a pre-tax operating income of $1.1 billion(c), origination funded production volume of $63.3 billion for the full year 2025, a year-over-year increase of 7%, a refinance recapture rate of 38% and increased third party servicing.

(a)
AUM represents assets for which the Company and its affiliates provide investment management, advisory or certain other investment-related services. AUM generally includes (i) the net asset value of managed accounts, open-ended and closed-end funds or the gross asset value of real estate and real estate funds, as applicable, (ii) uncalled capital commitments and (iii) the par value of structured credit vehicles. AUM includes amounts that are not subject to management fees, incentive income or other amounts earned on AUM. Our calculation of AUM is intended to provide a consistent and comparable measure of managed assets across its businesses; however, it is not based on any specific regulatory definition and may differ from similarly titled measures presented by other asset managers and, as a result, may not be comparable.

(b)
Cash and liquidity includes cash and available undrawn financing.

(c)
Excludes the net of hedge mortgage servicing rights mark-to-market loss and other non-operating items of $(467.5) million.

Based on the achievements outlined above, the Compensation Committee determined Mr. Nierenberg earned the maximum (200% of target) for the Strategic Category: Strategic Category Payout: 200% of target x 30% weighting = 60% of target.
•
Individual Category (weighted 10%) — For this category, the Compensation Committee considered Mr. Nierenberg’s leadership in developing and executing the Company’s business strategy and his individual contributions to the Company’s 2025 financial and strategic achievements. Significant individual accomplishments considered by the Compensation Committee included: (i) his leadership and guidance in advancing the Company’s financial and strategic objectives; (ii) his oversight of risk management and strategic execution, which supported strong financial results and increased book value; (iii) his recruitment of key strategic personnel across the asset management business, marketing function and mortgage operations; (iv) his leadership in enhancing the Company’s marketing and brand profile, including through increased conference participation and media engagement; and (v) his oversight of operational efficiency and integration initiatives across the Company’s businesses, including shared back-office support for Rithm Capital funds with Sculptor, integration of benefit plans and payroll, tax and other back- and middle-office functions, and the combination of liability, executive and property insurance programs across operating companies.

Based on the achievements outlined above, the Compensation Committee determined Mr. Nierenberg earned the maximum (200% of target) for the Individual Category: Individual Category Payout: 200% of target x 10% weighting = 20% of target.
Based on the combination of performance across all three categories, the Compensation Committee awarded Mr. Nierenberg a short-term incentive bonus award of 186% of target, or $7,440,000.
Each of Messrs. Santoro and Zeiden did not have a specific target short-term incentive bonus opportunity amount and instead were eligible to receive discretionary short-term incentive bonus amounts from the Company based on our Compensation Committee’s determination of their individual performance and the performance of the Company as a whole. Although Messrs. Santoro and Zeiden did not have specific financial and strategic goals, the Compensation Committee considered the same financial and strategic performance accomplishments as outlined above for Mr. Nierenberg. In addition, the Compensation Committee considered Mr. Nierenberg’s evaluation of individual performance and recommended short-term incentive bonuses for Messrs. Santoro and Zeiden. Following a review of all applicable factors by our Compensation Committee, the Compensation Committee awarded the following short-term bonus incentive amounts to Messrs. Santoro and Zeiden: $1,350,000 and $700,000, respectively.
Long-Term Incentive Awards.   Our named executive officers are eligible to receive long-term equity incentive awards relating to our Common Stock, which are intended to further align the interests of our named executive officers with those of our stockholders generally. As described below, these awards are subject to vesting terms, which include continued employment with the Company for specified periods of time, and in certain cases, the achievement of specified performance criteria.
The Compensation Committee granted equity compensation to Messrs. Nierenberg, Santoro and Zeiden in February 2025 in connection with performance for the 2024 fiscal year, using a combination of time-vesting and performance-vesting Class B Profits Units of Rithm Capital Management LLC (“RCM”) designated as “Share-Settled Awards.” Awards of Class B Profits Units that are designated as “Share-Settled Awards” will be exchangeable into shares of our Common Stock in accordance with the terms and conditions set forth in the individual award agreement. These Class B Profits Units are structured as “profits interests” for U.S. federal income tax purposes under current federal income tax law. As profits interests, the Class B Profits Units generally only have value if the value of the assets of RCM increases between the issuance of the Class B Profits Units and the date of a book-up event for partnership tax purposes. If the value of the assets of RCM increases sufficiently, the Class B Profits Units are redeemable, subject to the satisfaction of applicable vesting conditions, by the holder for cash, or on a one-for-one basis into shares of our Common Stock, at our election.
Long-term equity incentive grant values and award type mix were as follows for each named executive officer:
•
For Mr. Nierenberg, pursuant to his Employment Agreement, the target grant date fair value of his equity awards granted in 2025 was $12,000,000, of which, consistent with the awards granted in 2024, 75% was awarded in the form of performance-based equity awards and 25% was awarded in the form of time-based equity awards. The Compensation Committee believes this allocation strongly aligns his compensation to long-term performance and stockholder interests.

•
For Messrs. Santoro and Zeiden, the target grant date fair values of their equity awards granted in 2025 were $1,050,000 and $500,000, respectively, equal to 100% and 66.7%, respectively, of their 2024 short-term incentive awards. Consistent with prior years, 50% of the target value was awarded in the form of performance-based equity awards and 50% of the target value was awarded in the form of time-based equity awards.

The time-vesting Class B Profits Units granted to the named executive officers in 2025 vest in three equal installments on the anniversary of the grant date (which is February 24) in each of 2026, 2027 and 2028, generally subject to the executive’s continued employment through the applicable vesting date. The performance-vesting Class B Profits Units granted to the named executive officers may be earned from 0% to 200% of the target number of units (up to 300% for Mr. Nierenberg) based on the achievement of specified annual targets relating to the Company’s EAD ROE (as defined in the applicable award agreements) over a three-year performance period running from January 1, 2025 through December 31, 2027, and generally subject to the executive’s continued employment through the end of the performance period. The Compensation Committee selected this metric as the performance measure because it is a key metric that allows our investors to readily identify and track our profitability and capital efficiency over time.
While the long-term equity incentive awards made to the named executive officers that were awarded in February 2025 were related to performance in 2024, the grant date value of those awards has been included in the “Summary Compensation Table for 2025” and the “Grant of Plan Based Awards in 2025” table below in accordance with SEC disclosure rules.
Performance-Based Awards and 2025 Performance Results
Performance-based awards granted in 2023, 2024 and 2025 were tied to specified EAD ROE (as defined in the applicable award agreements) performance goals. The Compensation Committee selected this metric as the performance measure because it is a key metric that allows investors to readily assess the Company’s profitability and capital efficiency over time. The use of the term EAD ROE in relation to description of performance-based awards in this Proxy Statement shall refer to such term as defined in the applicable award agreement, which may differ from reported EAD ROE.
2023 PSU Awards.   Performance-vesting restricted stock units (“PSUs”) granted in 2023 were subject to a three-year performance period ending December 31, 2025, with vesting based on the achievement of specified targets relating to the Company’s three-year average EAD ROE.

The target number of 2023 PSUs granted in 2023 was 459,558 for Mr. Nierenberg and 65,651 for Mr. Santoro, and Messrs. Nierenberg and Santoro were eligible to earn from 0% to 200% of their target amount depending on the level of achievement of the three-year average EAD ROE targets. Based on the level of achievement of the Company’s three-year average EAD ROE over the period from January 1, 2023 to December 31, 2025, 200% of the target awards were earned, and the corresponding number of PSUs were earned in 2025 and vested on the third anniversary of the grant date, February 21, 2026. The threshold, target and maximum three-year EAD ROE goals for the 2023-2025 performance period, along with actual performance and the corresponding payouts were as follows:
	Threshold	Target	Maximum	2023 – 2025 Actual
3-Year Average Annual EAD ROE	7%	9%	11% or Greater	21%
Payout (% of Target)	25%	100%	200%	200%
2024 Class B Profits Unit Awards.   Performance-vesting Class B Profits Units granted in 2024 are subject to a three-year performance period running from January 1, 2024 through December 31, 2026. Performance-vesting is based on the achievement of specified targets relating to the Company’s EAD ROE for each of 2024, 2025 and 2026, with one-third of the award tied to each year’s achievement (each one-third referred to herein as a “tranche”). For the tranche related to performance for the year ended December 31, 2025 (with respect to each award, the “2025 annual tranche”), the threshold and target EAD ROE goals, as well as the applicable payout percentage (shown as a percentage of the target number of awards), were as follows: 7% (25% payout) and 9% (100% payout), respectively. The maximum EAD ROE goal and related payout percentage for Mr. Santoro was 11% (200% payout), and the maximum EAD ROE goal and related payout percentage for Mr. Nierenberg was 14% (300% payout).
The total target number of Class B Profits Units granted in 2024 was 828,729 for Mr. Nierenberg and 51,401 for Mr. Santoro. Based on the level of achievement of the Company’s EAD ROE of 20% for 2025, the Class B Profit Units attributable to the 2025 annual tranche satisfied the maximum EAD ROE performance conditions. Although the 2025 annual tranche has satisfied the performance condition, full vesting is subject to continued employment through the third anniversary of the grant date, February 23, 2027.
2025 Class B Profits Unit Awards.   Performance-vesting Class B Profits Units granted in 2025 are subject to a three-year performance period running from January 1, 2025 through December 31, 2027. Performance-vesting is based on the achievement of specified targets relating to the Company’s EAD ROE for each of 2025, 2026 and 2027, with each one-third tranche of the award tied to each year’s achievement. For the 2025 annual tranche, the threshold and target EAD ROE goals, as well as the applicable payout percentage (shown as a percentage of the target number of awards), were as follows: 7% (25% payout) and 10% (100% payout), respectively. The maximum EAD ROE goal and related payout percentage for Messrs. Santoro and Zeiden was 12% (200% payout), and the maximum EAD ROE goal and related payout percentage for Mr. Nierenberg was 15% (300% payout).
The total target number of Class B Profits Units granted in 2025 was 756,939 for Mr. Nierenberg, 44,155 for Mr. Santoro and 21,026 for Mr. Zeiden. Based on the level of achievement of the Company’s EAD ROE of 20% for 2025, the Class B Profit Units attributable to the 2025 annual tranche satisfied the maximum EAD ROE performance conditions. Although the 2025 annual tranche has satisfied the performance condition, full vesting is subject to continued employment through the third anniversary of the grant date, February 24, 2028.
For 2026.   The Compensation Committee granted equity compensation to Messrs. Nierenberg, Santoro and Zeiden in February 2026 in connection with performance for the 2025 fiscal year, using a combination of time-vesting and performance-vesting Class B Profits Units of RCM designated as “Share-Settled Awards.” The target grant date fair values of the Class B Profits Units were $12,000,000 for Mr. Nierenberg, $1,750,000 for Mr. Santoro and $650,000 for Mr. Zeiden. For Mr. Nierenberg, the target grant date fair value was determined based on the Compensation Committee’s assessment of what would comprise an appropriate target pay opportunity for our CEO and the desire for the majority of the CEO’s pay opportunity to be in the form of long-term incentives. For Messrs. Santoro and Zeiden, the Compensation Committee considered how to best align the interest of the executives with the stockholders. For Messrs. Santoro and Zeiden, the grant date fair value was equal to 129.6% and 92.8%, respectively, of their

2025 short-term incentive awards. For Mr. Nierenberg, 25% of the target grant date fair value, and for Messrs. Santoro and Zeiden, 50% of the target grant date fair value, was awarded in time-vesting Class B Profits Units that vest in three equal installments on the anniversary of the grant date (which is February 20) in each of 2027, 2028 and 2029, generally subject to the executive’s continued employment through the applicable vesting date. The remaining 75% for Mr. Nierenberg and 50% for Messrs. Santoro and Zeiden of the target grant date fair value was awarded in performance-vesting Class B Profits Units that may be earned from 0% to 200% of the target number of units (up to 300% for Mr. Nierenberg) based on the achievement of specified annual targets relating to the Company’s EAD ROE over a three-year performance period running from January 1, 2026 through December 31, 2028, and generally subject to the executive’s continued employment through the end of the performance period.
While the long-term equity incentive awards made to Messrs. Santoro and Zeiden that were awarded in February 2026 were related to performance in 2025, the grant date value of those awards has not been included in the “Summary Compensation Table for 2025” or the “Grant of Plan Based Awards in 2025” table below in accordance with SEC disclosure rules and will instead be included in our proxy statement filed in 2027.
Employee Benefits.   Our named executive officers are generally eligible to participate in the same health, welfare and retirement benefits that apply to the employees of Rithm Capital Corp. generally. We do not sponsor or maintain any defined benefit pension plans or similar arrangements and did not provide any perquisites to our named executive officers in 2025.
Other Compensation.   During Mr. Zeiden’s employment at Sculptor, in 2023 and earlier years, he was granted deferred cash interests (“DCIs”) under the Sculptor Deferred Cash Interest Plan (the “DCI Plan”). As part of his compensation, Mr. Zeiden retained his “legacy” DCIs when he transitioned to employment with the Company. Payments made to Mr. Zeiden pursuant to his DCIs reflect a portion of his annual cash bonus for the applicable year-end and notional fund investments made by Sculptor on behalf of the applicable employee and vest in equal portions on January 1st of each of the three years following the applicable grant date. Mr. Zeiden vested in, and received, a DCI payment of $207,224 in 2025.
Employment Agreements and Offer Letters with our Named Executive Officers
Michael Nierenberg.   We are party to an employment agreement, dated as of June 17, 2022 (the “Original Employment Agreement”), with Mr. Nierenberg, which was amended by the first amendment to employment agreement, dated as of March, 14, 2024 (as amended, the “Amended Employment Agreement”). Pursuant to the Original Employment Agreement, Mr. Nierenberg received a base salary at the annualized rate of $1,250,000, in addition to specified short- and long-term incentive goals. Pursuant to the Amended Employment Agreement, effective April 1, 2024, Mr. Nierenberg receives a base salary at the annualized rate of $1,000,000 and, beginning in 2024, has an annual short-term incentive amount of $4,000,000, of which he is eligible to earn from 0% to 200% based on various financial, strategic and individual performance metrics determined by our Compensation Committee each year. Further, pursuant to the Amended Employment Agreement, beginning in 2024, Mr. Nierenberg receives annual long-term equity incentive awards having a target grant date value of $12,000,000, of which 75% will be in the form of performance-based equity incentive awards and 25% will be in the form of time-based equity incentive awards.
In the event of certain qualifying terminations of employment by the Company or Mr. Nierenberg, he will be eligible to receive (i) cash severance equal to two times the sum of his base salary and target annual bonus, (ii) a prorated target bonus for the year of termination, (iii) 18 months of health insurance premiums and (iv) accelerated vesting of any time-vesting awards that would have become vested during the two-year period following the qualifying termination and continuing eligibility to earn a pro-rata portion (based on the period from the beginning of the performance period through the date that is 24 months following such qualifying termination) of any performance-vesting awards granted to him based on actual performance through the end of the original performance period. If the qualifying termination occurs in the 24-month period following a change in control of the Company, any outstanding time-based awards will become fully vested and Mr. Nierenberg will be eligible to earn (without pro-ration) any performance-vesting awards granted to him based on actual performance through the end of the original performance period. Mr. Nierenberg is required to sign a separation and general release agreement in a form and manner satisfactory to the Company in order to receive these severance payments and benefits.

Mr. Nierenberg’s employment agreement further provides that he is subject to certain post-employment non-competition and non-solicitation covenants for a 24-month period following any termination of employment, as well as a covenant not to disclose confidential information.
Nicola Santoro, Jr.   We are party to an offer letter with Mr. Santoro, dated as of August 1, 2022, pursuant to which he is entitled to receive a base salary at the annualized rate of $300,000. In order to bring Mr. Santoro’s salary in line with other senior employees of the Company, the Compensation Committee adjusted the base salary of Mr. Santoro to $400,000, effective as of January 1, 2024. He is also eligible to receive an annual discretionary short-term incentive award. Mr. Santoro is also subject to a post-employment non-competition covenant for 12 months following his termination of employment as a result of his resignation or a termination by the Company for cause (as defined in the offer letter), certain non-solicitation covenants for 18 months following his termination of employment for any reason and covenants involving confidentiality and proprietary rights.
David Zeiden.   We are party to an offer letter with Mr. Zeiden, dated as of April 26, 2024, pursuant to which he is entitled to receive a base salary at an annualized rate of $500,000. Additionally, pursuant to such offer letter in 2024, Mr. Zeiden was granted a one-time grant of time-based equity awards equivalent to $409,969. He is also eligible to receive annual discretionary short-term incentive award. Mr. Zeiden is also subject to certain non-solicitation covenants for 18 months following his termination of employment for any reason and covenants involving confidentiality and proprietary rights.
Say-on-Pay Vote
At our 2025 Annual Meeting of Stockholders, we held a stockholder advisory vote (the “2025 Say-on-Pay” vote) on the compensation of our named executive officers for the year ended December 31, 2024. Our stockholders approved the compensation of our named executive officers, with approximately 80% of the votes cast in favor of our 2025 Say-on-Pay resolution. The Compensation Committee interprets this level of support as an endorsement of our compensation programs and practices, and no changes were made to our executive compensation programs as a result of the 2025 vote outcome. We believe in active engagement with stockholders across a broad range of topics to gain a deeper understanding of the issues important to them, inform our governance and ensure alignment with our stockholders’ interests. The members of our management team, including, but not limited to, Mr. Nierenberg, frequently attend investor conferences, host meetings and calls with analysts, investors and ratings agencies, and engage with stewardship teams to gather feedback, including issues relating to executive compensation. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes and direct feedback from stockholders when making future compensation decisions.
Tax Considerations
As a general matter, our Compensation Committee considers various tax and accounting implications of our existing and proposed compensation programs. We consider the tax-deductibility of compensation in designing our compensation programs, but it is not our sole consideration. In order to enhance the tax efficiency of our compensation programs and to further the alignment of interests between our named executive officers and us, our Compensation Committee may provide for the granting of incentive awards in the form of profits interests.
Clawback Policy
We have adopted the Rithm Capital Corp. Clawback Policy, which is included as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, covering our executive officers that provides that in the event of a required accounting restatement, the Compensation Committee will seek reimbursement of the portion of any incentive-based compensation that would not have been paid had our financial statements been correctly stated. In addition to the recovery of incentive-based compensation mandated by the SEC, our recoupment policy also provides the Compensation Committee with the discretion to recoup any time-based equity awards from any executive officer if the Compensation Committee determines that the required accounting restatement was at least in part the result of gross misconduct by such executive officer.

Option Grant Practices
The Company does not currently grant stock options, stock appreciation rights or similar option-like instruments (“Options”), and the Compensation Committee does not presently intend to introduce Options into the Company’s long-term equity incentive compensation program. Accordingly, the Company has no specific policy or practice on the timing of Options with respect to the disclosure of material nonpublic information by the Company. If the Company determines in the future to grant Options, the Compensation Committee intends to adopt appropriate policies and practices regarding the timing of such awards with respect to the disclosure of material nonpublic information.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the 2025 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.
Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2025 Compensation Discussion and Analysis be included in the Proxy Statement for the 2026 Annual Meeting of Stockholders to be filed with the SEC.
The Compensation Committee
David Saltzman (Chairperson)
William D. Addas
Kevin J. Finnerty
Peggy Hwan Hebard
Compensation Committee Interlocks and Insider Participation
None.

COMPENSATION TABLES
Summary Compensation Table for 2025
The Summary Compensation Table that follows provides information regarding the compensation awarded to each of our named executive officers for each of the fiscal years ended December 31, 2025, 2024 and 2023. In accordance with rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael Nierenberg Chairman of the Board of Directors, Chief Executive Officer and President	2025	$1,000,000	$—	$12,000,007	$7,440,000	$10,896	$20,450,903
	2024	$1,067,235	$—	$11,999,996	$8,000,000	$1,843	$21,069,074
	2023	$1,250,000	$—	$8,749,984	$10,000,000	$160,039	$20,160,023
Nicola Santoro, Jr. Chief Financial Officer, Chief Accounting Officer and Treasurer	2025	$400,000	$1,350,000	$1,050,006	$—	$10,896	$2,810,902
	2024	$400,000	$1,050,000	$1,086,617	$—	$12,111	$2,548,728
	2023	$300,000	$1,100,000	$1,249,996	$—	$26,781	$2,676,777
David Zeiden(5)(6) Chief Legal Officer	2025	$500,000	$907,224	$499,998	$—	$10,896	$1,918,118
	2024	$500,000	$887,074	$409,972	$—	$19,324	$1,816,370

(1)
Because the Class B Profits Units granted to our named executive officers in connection with performance for the 2025 fiscal year were granted in February 2026, SEC disclosure rules do not require that they be reflected in the “Summary Compensation Table for 2025” or the “Grants of Plan-Based Awards in 2025” table for the 2025 fiscal year. We describe these grants in “Compensation Discussion and Analysis — Elements of our Executive Compensation Program” of this proxy statement.

(2)
With respect to each of Messrs. Nierenberg, Santoro and Zeiden, the amounts shown in the “Stock Awards” column for 2025 represent the grant of Class B Profits Units granted in 2025 in connection with performance for the 2024 fiscal year designated as “Share-Settled Awards.” With respect to Mr. Nierenberg, 25% and, with respect to Messrs. Santoro and Zeiden, 50% of such Class B Profits Units were granted in time-vesting Class B Profits Units that vest in three equal installments on the anniversary of the grant date (which is February 24) in each of 2026, 2027 and 2028, generally subject to the executive’s continued employment through the applicable vesting date. With respect to Mr. Nierenberg, 75% and, with respect to Messrs. Santoro and Zeiden, 50% of such Class B Profits Units were granted in performance-vesting Class B Profits Units that are subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2025 through December 31, 2027, and generally subject to the executive’s continued employment through the end of the performance period. For Mr. Nierenberg, the performance-vesting Class B Profits Units may be earned between 0% and 300% of the target value of the award depending on the level of achievement of the EAD ROE targets. For Messrs. Santoro and Zeiden, the performance-vesting Class B Profits Units may be earned between 0% and 200% of the target value of the award depending on the level of achievement of the EAD ROE targets. The amounts shown reflect the grant date fair value of awards made during 2025 as determined pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The fair value of the granted awards is determined based on the closing price of the Company’s common stock on the last trading date of prior to the date of the grant of the awards multiplied by the number of Class B Profits Units granted. The amount included with respect to the performance-vesting Class B Profits Units is based on the grant date fair value assuming the target level of performance. The grant date fair value of the maximum number of performance-vesting Class B Profits Units granted in 2025 is (i) $27,000,014 for Mr. Nierenberg, (ii) $1,050,006 for Mr. Santoro and (iii) $499,998 for Mr. Zeiden. For complete valuation assumptions of the awards, see Note 23 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 19, 2026.

(3)
As discussed above in the Compensation Discussion and Analysis section of this proxy statement, for 2025, the Non-Equity Incentive Plan compensation for Mr. Nierenberg is based upon a target short-term incentive opportunity equal to $4,000,000, of which he was eligible to earn from 0% to 200%.

(4)
Each of Messrs. Nierenberg, Santoro and Zeiden received life insurance premiums in the 2025 fiscal year of $396. Each of Messrs. Nierenberg’s, Santoro’s and Zeiden’s other compensation additionally includes Company 401(k) matching of $10,500.

(5)
Mr. Zeiden was not a named executive officer in 2023.

(6)
With respect to Mr. Zeiden, the “Bonus” column includes $207,224 of his DCIs that vested in and were paid in 2025 pursuant to the DCI Plan.

Grants of Plan-Based Awards in 2025
The table below sets forth the plan-based awards granted to our named executive officers in 2025.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock Awards ($)(3)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael Nierenberg	February 24, 2025	—	—	—	—	—	—	252,313	3,000,002
	February 24, 2025	—	—	—	189,235	756,939	2,270,817	—	9,000,005
	February 24, 2025	1,000,000	4,000,000	8,000,000	—	—	—	—	—
Nicola Santoro, Jr.	February 24, 2025	—	—	—	—	—	—	44,155	525,003
	February 24, 2025	—	—	—	11,039	44,155	88,310	—	525,003
David Zeiden	February 24, 2025	—	—	—	—	—	—	21,026	249,999
	February 24, 2025	—	—	—	5,257	21,026	42,052	—	249,999

(1)
Awards represent performance-vesting Class B Profits Units that are subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2025 through December 31, 2027, and generally subject to the executive’s continued employment through the end of the performance period. With respect to Mr. Nierenberg, the performance-vesting Class B Profits Units may be earned between 0% and 300% of the target value of the award depending on the level of achievement of the EAD ROE targets. With respect to Messrs. Santoro and Zeiden, the performance-vesting Class B Profits Units may be earned between 0% and 200% of the target value of the award depending on the level of achievement of the EAD ROE targets.

(2)
Awards represent time-vesting Class B Profits Units, which, with respect to Messrs. Nierenberg, Santoro and Zeiden vest in three equal installments on the anniversary of the grant date (which is February 24) in each of 2026, 2027 and 2028, generally subject to the executive’s continued employment through the applicable vesting date.

(3)
The amounts shown reflect the grant date fair value of awards granted during 2025 as determined pursuant to FASB ASC Topic 718. For complete valuation assumptions of the awards, see Note 23 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 19, 2026. The amount shown with respect to the performance-vesting Class B Profits Units is based on the grant date fair value assuming the target level of performance.

(4)
Because the Class B Profits Units granted to our named executive officers in connection with performance for the 2025 fiscal year were granted in February 2026, SEC disclosure rules do not require that they be reflected in the “Summary Compensation Table for 2025” or the “Grants of Plan-Based Awards in 2025” table for the 2025 fiscal year. We describe these grants in “Compensation Discussion and Analysis — Elements of our Executive Compensation Program” of this proxy statement.

Outstanding Equity Awards at Fiscal Year-End for 2025
The following table provides information about unvested equity awards held by our named executive officers as of December 31, 2025. None of our named executive officers held any stock options as of December 31, 2025.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Michael Nierenberg	682,234	7,436,351	6,511,868(3)	70,979,361
Nicola Santoro, Jr.	115,392	1,257,773	384,006(4)	4,185,665
David Zeiden	43,462	473,736	46,375(5)	597,652(5)

(1)
With respect to Mr. Nierenberg, includes (i) 198,204 unvested time-vesting restricted stock units granted on February 21, 2023 and the related dividend equivalents, which vest on February 21, 2026; (ii) 214,772 unvested time-vesting Class B Profits Units that were granted on March 15, 2024 and the related dividend equivalents, which vest over the remaining term in equal installments on March 15 of each of 2026 and 2027; and (iii) 269,258 unvested time-vesting Class B Profits Units that were granted on February 24, 2025 and the related dividend equivalents, which vest in three equal installments on February 24 of each of 2026, 2027 and 2028. With respect to Mr. Santoro, includes (i) 28,312 unvested time-vesting restricted stock units that were granted on February 21, 2023 and the related dividend equivalents, which vest on February 21, 2026; (ii) 39,961 unvested time-vesting Class B Profits Units that were granted on February 23, 2024 and the related dividend equivalents, which vest over the remaining term in equal installments on February 23 of 2026 and 2027; and (iii) 47,119 unvested time-vesting Class B Profits Units that were granted on February 24, 2025 and the related dividend equivalents, which vest over the term in three equal installments on February 24 of 2026, 2027 and 2028. With respect to Mr. Zeiden, includes (i) 21,025 unvested time-vesting Class B Profits Units that were granted on May 1, 2024 and the related dividend equivalents which vest on January 1, 2026 and (ii) 22,437 unvested time-vesting Class B Profits Units that were granted on February 24, 2025 and the related dividend equivalents, which vest in three equal installments on February 24 of each of 2026, 2027 and 2028. With respect to each of Messrs. Nierenberg, Santoro and Zeiden, the vesting of time-vesting restricted stock units and time-vesting Class B Profits Units are generally subject to such executive’s continued employment through the vesting date.

(2)
Market value is based on $10.90, which was the closing price of a share of our Common Stock on December 31, 2025, which was the last trading day of the year.

(3)
Includes (i) 1,189,241 unvested PSUs that were granted on February 21, 2023 and the related dividend equivalents, and vest on the third anniversary of the grant date, which is February 21, 2026, subject to vesting based on the achievement of specified targets relating to the Company’s annual average EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2023 through December 31, 2025; (ii) 2,899,299 unvested performance-vesting Class B Profits Units that were granted on March 15, 2024 and the related dividend equivalents, which vest in three equal installments on the anniversary of the grant date on each of 2025, 2026 and 2027, subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2024 through December 31, 2026; and (iii) 2,423,328 unvested performance-vesting Class B Profits Units that were granted on February 24, 2025 and the related dividend equivalents, which vest in three equal installments on the anniversary of the grant date on each of 2026, 2027 and 2028, subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2025 through December 31, 2027. The PSUs may be earned between 0% and 200% of the target value of the award depending on the level of achievement of the EAD ROE targets, and the performance-vesting Class B Profits Units may be earned between 0% and 300% of the target value of the award depending on the level of achievement of the EAD ROE targets. The vesting of both the PSUs and the performance-vesting Class B Profits Units are generally subject to the executive’s continued employment through the vesting date. The amount shown with respect to the PSUs and performance-vesting Class B Profits Units is based on the number of shares granted and the market value assuming the maximum level of performance.
(4)
Includes (i) 169,885 unvested PSUs that were granted on February 21, 2023 and the related dividend equivalents and vest on the third anniversary of the grant date, which is February 21, 2026, subject to vesting based on the achievement of specified targets relating to the Company’s annual average EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2023 through December 31, 2025; (ii) 119,881 unvested performance-vesting Class B Profits Units that were granted on February 23, 2024 and the related dividend equivalents, which vest in three equal installments on the anniversary of the grant date on each of 2025, 2026 and 2027, subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2024 through December 31, 2026; and (iii) 94,240 unvested performance-vesting Class B Profits Units that were granted on February 24, 2025 and the related dividend equivalents, which vest in three equal installments on the anniversary of the grant date on each of 2026, 2027 and 2028, subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2025 through December 31, 2027. The PSUs and the performance-vesting Class B Profits Units may be earned between 0% and 200% of the target value of the award depending on the level of achievement of the EAD ROE targets. The vesting of both the PSUs and the performance-vesting Class B Profits Units are generally subject to the executive’s continued employment through the vesting date. The amount shown with respect to the PSUs and performance-vesting Class B Profits Units is based on the number of shares granted and the market value assuming the maximum level of performance.

(5)
Includes (i) 1,500 profits units issued on November 17, 2023 pursuant to the Sculptor Capital Management Inc. Long-Term Incentive Plan (“LTIP”) and (ii) 44,875 unvested performance-vesting Class B Profits Units that were granted on February 24, 2025 and the related dividend equivalents, which vest in three equal installments on November 17 each of 2026, 2027 and 2028, subject to vesting based on the achievement of specified targets relating to the Company’s EAD ROE (as defined in the applicable award agreement) over a three-year performance period running from January 1, 2025 through December 31, 2027 and the executive’s continued employment through the vesting date. The LTIP profit units have an end date of December 31, 2028 (“End Date”) through which the LTIP Profit Units will vest subject to a service condition and the achievement of a specified minimum performance internal rate of return (“IRR”) hurdle. The LTIP profit units’ service condition is satisfied in three equal installments on November 17 of each of 2026, 2027 and 2028. Once vested, each LTIP profit unit represents a right to participate in distributions from Sculptor in accordance with a distribution waterfall dependent on the achieved performance IRR and the value realized by the Company in a monetization event or the End Date, whichever is earlier. In case of a monetization event or End Date, the vested awards are settled in cash. Market value for the LTIP profit units is based on a fair value of $72.34 as of December 31, 2025 using the risk-neutral Monte Carlo simulation pricing model. The performance-vesting Class B Profits Units may be earned between 0% and 200% of the target value of the award depending on the level of achievement of the EAD ROE targets. The amount shown with respect to the performance-vesting Class B Profits Units is based on the number of shares granted and the market value assuming the maximum level of performance.

Options Exercised and Stock Vested for 2025
None of our named executive officers held any stock options relating to our Common Stock in 2025. The following table provides information about the vesting of stock awards during the fiscal year ended December 31, 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael Nierenberg	479,021(1)	$5,572,522
Nicola Santoro, Jr.	45,252(2)	$540,434
David Zeiden	19,285(3)	$208,857

(1)
Represents (i) 185,731 vested Class B Profits Units, which vested on March 15, 2025, (ii) 100,612 shares settled from restricted stock units, which vested on February 21, 2025, and (iii) 192,678 shares of restricted stock, which vested on June 17, 2025. The value of (i) the Class B Profits Units on vesting is based on $11.65, which was the closing price of a share of our Common Stock on March 14, 2025, which was the last trading day prior to the vesting of the Class B Profits Units; (ii) the restricted stock units on vesting is based on $11.98, which was the closing price of a share of our Common Stock on February 20, 2025, which was the last trading day prior to the vesting of the restricted stock units; and (iii) the restricted stock awards is based on $11.29, which was the closing price of a share of our Common Stock on June 16, 2025, which was the last trading day prior to the vesting of the restricted stock.

(2)
Represents (i) 18,720 vested Class B Profits Units, which vested on February 23, 2025 and (ii) 26,532 shares settled from restricted stock units, which vested on February 21, 2025. The value of (i) the Class B Profits Units on vesting is based on $11.89, which was the closing price of a share of our Common Stock on February 21, 2025, which was the last trading day prior to the vesting of the Class B Profits Units; and (ii) the restricted stock units on vesting is based on $11.98, which was the closing price of a share of our Common Stock on February 20, 2025, which was the last trading day prior to the vesting of the restricted stock units.

(3)
Represents the vesting of 19,285 Class B Profits units which vested on January 1, 2025. The value of the Class B Profits Units on vesting is based on $10.83, which was the closing price of a share of our Common Stock on December 31, 2024, which was the last trading day prior to the vesting of the Class B Profits Units.

Pension Benefits for 2025
We do not maintain any defined benefit pension plans in which any of our named executive officers participate.
Nonqualified Deferred Compensation for 2025
We do not maintain any nonqualified deferred compensation plans in which any of our named executive officers participate.
Potential Payments upon Termination or Change of Control
As described in the section of this Proxy Statement titled “Executive Compensation — Employment Agreements and Offer Letters with our Named Executive Officers,” Mr. Nierenberg is eligible to receive certain payments and benefits in connection with the termination of his employment without cause or his resignation for good reason (each as defined in his employment agreement) outside of the period that is 24 months following a change in control as well as in connection with the termination of his employment without cause or his resignation for good reason during the 24-month period following a change in control. The following tables summarize the potential payments and benefits to which Messrs. Nierenberg, Santoro and Zeiden would be entitled upon the various termination scenarios set forth below assuming the termination occurred on December 31, 2025.
Messrs. Santoro and Zeiden were not entitled to receive any cash severance payments or benefits pursuant to each of their respective offer letters in connection with any termination of employment occurring on December 31, 2025.

Michael Nierenberg
	Termination for Cause ($)	Resignation Without Good Reason ($)	Death or Disability ($)	Termination Without Cause or Resignation for Good Reason Not in Connection with Change in Control ($)	Termination Without Cause or Resignation for Good Reason in Connection with Change in Control ($)
Cash Severance	—	—	—	17,440,000(1)	17,440,000(1)
Accelerated Vesting of Equity(2)	—	—	78,415,712(3)	76,941,552(4)	78,415,712(5)
Health Benefits(6)	—	—	—	54,660	54,660

(1)
Cash severance amount includes (i) $7,440,000, representing Mr. Nierenberg’s annual short term incentive award amount based on actual performance, (ii) $2,000,000, representing two times his annual base salary and (iii) $8,000,000 representing two times his annual target cash bonus, each as of December 31, 2025.

(2)
As of December 31, 2025, Mr. Nierenberg held 198,204 unvested time-vesting restricted stock units, 594,621 unvested PSUs based on target-level of performance (or, if based on maximum-level of performance, 1,189,241 unvested PSUs), 484,030 unvested time-vesting Class B Profits Units and 1,774,209 unvested performance-vesting Class B Profits units based on target-level of performance (or, if based on maximum-level of performance, 5,322,627 unvested performance-vesting Class B Profits Units). For purposes of this table, we have assumed that the actual-level of performance achieved with respect to all PSUs was the maximum-level of achievement. The value of these equity awards is based on a trading price of $10.90, which was the closing price of a share of our Common Stock on December 31, 2025.

(3)
In the case of a termination due to his disability or death, Mr. Nierenberg’s time-vesting restricted stock units, PSUs, time-vesting Class B Profits Units and performance-vesting Class B Profits Units would become fully vested (with the PSUs and performance-vesting Class B Profits Units remaining outstanding and vesting based on actual performance through the end of the original performance period).

(4)
In the case of a termination without cause or a resignation for good reason not in connection with a change of control, Mr. Nierenberg would receive (i) with respect to his time-vesting restricted stock units, continuing eligibility to earn a pro-rata portion (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment) of such awards, which would be all 198,204 unvested time-vesting restricted stock units; (ii) with respect to his PSUs, continuing eligibility to earn a pro-rata portion (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be, assuming target-level of performance, all 594,621 unvested PSUs of such awards based on actual performance through the end of the original performance period (or, if based on maximum-level of performance, all 1,189,241 unvested PSUs); (iii) with respect to his time-vesting Class B Profits Units, continuing eligibility to earn a pro-rata portion of the Class B Profits Units granted (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be 470,506 out of 484,030 unvested time-vesting Class B Profits Units; and (iv) with respect to his performance-vesting Class B Profits Units, continuing eligibility to earn a pro-rata portion of the Class B Profits Units granted (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be, assuming target-level of performance, 1,733,636 out of 1,774,209 unvested performance-vesting Class B Profits Units based on actual performance through the end of the original performance period (or, if based on maximum-level of performance, 5,200,907 out of 5,322,627 unvested performance-vesting Class B Profits Units).

(5)
If the termination of employment occurred in the 24 months following a change of control, all of Mr. Nierenberg’s outstanding equity awards would become fully vested, with his PSUs and performance-vesting Class B Profits Units vesting based on actual performance as of the change in control date.

(6)
In the case of a termination without cause or a resignation for good reason not in connection with a change of control or in the case of termination without cause or resignation for good reason in connection with change in control, Mr. Nierenberg would receive 18 months of health insurance premiums. The amount of $54,660 included reflects the $36,440 premium for the fiscal year 2026, pro-rated for an 18-month period.
Nicola Santoro, Jr.
	Termination for Cause ($)	Resignation Without Good Reason ($)	Death or Disability ($)	Termination Without Cause or Resignation for Good Reason Not in Connection with Change in Control ($)	Termination Without Cause or Resignation for Good Reason in Connection with Change in Control ($)
Cash Severance	—	—	—	—	—
Accelerated Vesting of Equity(1)	—	—	5,443,438(2)	5,366,046(3)	5,443,438(4)
Health Benefits	—	—	—	—	—

(1)
As of December 31, 2025, Mr. Santoro held 28,312 unvested time-vesting restricted stock units, 84,943 unvested PSUs based on target-level of performance (or, if based on maximum-level of performance, 169,885 unvested PSUs), 87,080 unvested time-vesting Class B Profits Units and 107,061 unvested performance-vesting Class B Profits Units based on target-level of performance (or, if based on maximum-level of performance, 214,121 unvested performance-vesting Class B Profits Units). For purposes of this table, we have assumed that the actual-level of performance achieved with respect to all PSUs was the maximum-level of achievement. The value of these equity awards is based on a trading price of $10.90, which was the closing price of a share of our Common Stock on December 31, 2025.

(2)
In the case of a termination due to his disability or death, Mr. Santoro’s outstanding equity awards would become fully vested (with the PSUs and performance-vesting Class B Profits Units remaining outstanding and vesting based on actual performance through the end of the original performance period).

(3)
In the case of a termination without cause or a resignation for good reason not in connection with a change of control, Mr. Santoro would receive (i) with respect to his time-vesting restricted stock units, continuing eligibility to earn a pro-rata portion (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment) of such awards, which would be all 28,312 unvested time-vesting restricted stock units; (ii) with respect to his PSUs, continuing eligibility to earn a pro-rata portion (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be, assuming target-level of performance, all 84,943 unvested PSUs of such awards based on actual performance through the end of the original performance period (or, if based on maximum-level of performance, all 169,885 unvested PSUs); (iii) with respect to his time-vesting Class B Profits Units, continuing eligibility to earn a pro-rata portion of the Class B Profits Units granted (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be 84,713 out of 87,080 unvested time-vesting Class B Profits Units; and (iv) with respect to his performance-vesting Class B Profits Units, continuing eligibility to earn a pro-rata portion of the Class B Profits Units granted (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be, assuming target-level of performance, 104,694 out of 107,061 unvested performance-vesting Class B Profits Units based on actual performance through the end of the original performance period (or, if based on maximum-level of performance, 209,387 out of 214,121 unvested performance-vesting Class B Profits Units).

(4)
If the termination of employment occurred in the 24 months following a change of control, all of Mr. Santoro’s outstanding equity awards would become fully vested, with his PSUs and performance-vesting Class B Profits Units vesting based on actual performance as of the change in control date.

David Zeiden
	Termination for Cause ($)	Resignation Without Good Reason ($)	Death or Disability ($)	Termination Without Cause or Resignation for Good Reason Not in Connection with Change in Control ($)	Termination Without Cause or Resignation for Good Reason in Connection with Change in Control ($)
Cash Severance	—	—	—	—	—
Accelerated Vesting of Equity(1)	—	—	1,027,982(2)	926,021(3)	962,873(4)
Health Benefits	—	—	—	—	—

(1)
As of December 31, 2025, Mr. Zeiden held 43,462 unvested time-vesting Class B Profits Units, 22,438 unvested performance-vesting Class B Profits Units based on target-level of performance (or, if based on maximum-level of performance, 44,875 unvested performance-vesting Class B Profits Units) and 1,500 LTIP profits units. For purposes of this table, we have assumed that the actual-level of performance achieved with respect to all PSUs was the maximum-level of achievement. The value of the time-vesting Class B Profits Units is based on a trading price of $10.90, which was the closing price of a share of our Common Stock on December 31, 2025. The value of the LTIP profits units is based on a fair value of $72.34 as of December 31, 2025 using the risk-neutral Monte Carlo simulation pricing model.

(2)
In the case of a termination due to his disability or death, (i) all of Mr. Zeiden’s outstanding Class B Profits Units would become fully vested (with the performance-vesting Class B Profits Units remaining outstanding and vesting based on actual performance through the end of the original performance period) and (ii) with respect to his LTIP profits units, a pro rata portion (based upon determining a percentage of the outstanding awards, calculated by multiplying the number of anniversaries since the grant date, plus one, and 20%), which would be 900 of his 1,500 LTIP profits units would remain outstanding.

(3)
In the case of a termination without cause or a resignation for good reason not in connection with a change of control, Mr. Zeiden would receive (i) with respect to his time-vesting Class B Profits Units, continuing eligibility to earn a pro-rata portion of the Class B Profits Units granted (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be 42,335 out of 43,462 unvested time-vesting Class B Profits Units, (ii) with respect to his performance-vesting Class B Profits Units, continuing eligibility to earn a pro-rata portion of the Class B Profits Units granted (based on the number of days elapsed from the grant date through the second anniversary of such termination of employment), which would be, assuming target-level of performance, 21,311 out of 22,438 unvested performance-vesting Class B Profits Units based on actual performance through the end of the original performance period (or, if based on maximum-level of performance, 42,621 out of 44,875 unvested performance-vesting Class B Profits Units) and (iii) with respect to Mr. Zeiden’s LTIP profits units, any LTIP profits units that have not yet met their service condition would be forfeited, which would be all of the 1,500 LTIP profits units.

(4)
If the termination of employment occurred in the 24 months following a change of control, (i) all of Mr. Zeiden’s outstanding Class B Profits Units would become fully vested, with his performance-vesting Class B Profits Units vesting based on actual performance as of the change in control date, and (ii) Mr. Zeiden’s LTIP profits units that have not yet met their service condition would be forfeited, which would be all of the 1,500 LTIP profits units.

CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, presented below is the total compensation of our median employee, the annual total compensation of our CEO for the 2025 fiscal year and the ratio of those two values:
•
The 2025 annual total compensation of our median employee (other than our CEO), calculated in accordance with Item 402(c) of Regulation S-K, was $76,203;

•
The 2025 annual total compensation of our CEO, Mr. Nierenberg, calculated in accordance with Item 402(c) of Regulation S-K and as reported in the Summary Compensation Table for 2025 in this Proxy Statement, was $20,450,903; and

•
For 2025, the ratio of the annual total compensation of Mr. Nierenberg to the annual total compensation of our median employee was 268 to 1.

This reflects analysis of our global workforce of 7,120 employees as of December 31, 2025, including part-time employees. We did not include independent contractors in our determination. In order to identify our median employee, we reviewed the W-2 Box 1 compensation for all of our United States employees, the estimated amounts of the equivalent compensation measure in Schedule K-1 for our Sculptor service providers who do not receive W-2s and the equivalent compensation measure, converted to United States dollars, in the applicable tax forms for our employees located in the United Kingdom, Japan, Canada and Hong Kong. This approach was consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying our median employee for 2025.
Once we identified our median employee for 2025 using the methodology described above, we determined the median employee’s annual total compensation for 2025 in accordance with the requirements of Item 402(c) of Regulation S-K consistent with the calculation of the 2025 annual total compensation of our CEO as reported in the Summary Compensation Table for 2025 in this Proxy Statement.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. The information disclosed in this section was developed and is provided solely to comply with specific legal requirements. We do not use this information in managing our Company.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for 2025, 2024, 2023 and 2022. Prior to June 17, 2022 (the “Internalization Date”), our Company was externally managed by, and our executive officers were employees of, FIG LLC (the “Former Manager”), an affiliate of Fortress Investment Group (“Fortress”), which was solely responsible for determining the compensation of our executive officers. Prior to the Internalization Date our named executive officers did not receive any compensation from us; accordingly, we do not include disclosure for 2021 in this section. Similarly, the executive compensation for 2022 covers only that portion of 2022 after the Internalization Date (the “2022 Stub Year”). In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table for 2025, 2024, 2023 and 2022, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table for 2025, 2024, 2023 and 2022.
Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers(2)	Value of initial fixed $100 investment based on:		GAAP Net Income (in millions)(5)	EAD ROE(6)
					Total Stockholder Return(3)	Peer Group Total Stockholder Return(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$20,450,903	$36,701,013	$2,359,062	$2,528,950	$151.8	$98.4	$567.2	18.6%
2024	$21,069,074	$39,594,117	$2,026,730	$2,275,989	$138.1	$83.6	$835.0	17.0%
2023	$20,160,023	$27,656,434	$2,073,066	$2,585,143	$124.3	$84.8	$532.7	17.4%
2022	$9,403,691	$9,126,235	$1,033,973	$1,033,973	$85.4	$73.6	$864.8	11.2%

(1)
For each of 2022 and 2023, our principal executive officer (“PEO”) was Mr. Nierenberg, and our non-PEO named executive officers were Messrs. Santoro and Sivin. For 2024, our PEO was Mr. Nierenberg, and our non-PEO named executive officers were Messrs. Santoro, Sivin and Zeiden. For 2025, our PEO was Mr. Nierenberg and our non-PEO named executive officers were Messrs. Santoro and Zeiden.

(2)
The amounts in the following table represent the amount of “compensation actually paid” to our PEO and non-PEO named executive officers (as an average), for each applicable year, as computed in accordance with Item 402(v) of Regulation S-K. Under SEC rules, the amounts shown below were deducted and added, as applicable, to total compensation as included in the “Summary Compensation Table Total” or “Average Summary Compensation Table Total for Non-PEO named executive officers” columns, as applicable, set forth above to determine the “compensation actually paid” for the applicable fiscal year.

	Summary Compensation Table Total	Minus Grant Date Fair Value of Equity Awards Granted During Applicable Year	Plus Year- End Fair Value of Equity Awards Granted During Applicable Year(a)	Plus Change in Fair Value (as of year-end from prior year-end) of Previously- Granted Equity Awards that Remain Unvested at Year End	Plus Change in Fair Value (as of vesting date from prior year end) of Previously- Granted Equity Awards for Which All Applicable Vesting Conditions Were Satisfied During the Covered Fiscal Year	Plus Any Dividends Paid Prior to the Vesting Date of the Underlying Award	Equals Compensation Actually Paid
Michael Nierenberg
2025	$20,450,903	$(12,000,007)	$27,502,117	$315,106(b)	$384,724(c)	$48,170	$36,701,013
2024	$21,069,074	$(11,999,996)	$29,917,117	$247,043	$71,863	$289,017	$39,594,117
2023	$20,160,023	$(8,749,984)	$14,724,238	$967,244	$217,726	$337,187	$27,656,434
2022	$9,403,691	$(4,999,994)	$4,722,538	$—	$—	$—	$9,126,235
Average of Non-PEO Named Executive Officers
2025	$2,359,062	$(387,501)	$532,855	$7,749(d)	$16,785(e)	$—	$2,528,950
2024	$2,026,730	$(601,759)	$847,906	$4,180	$(1,068)	$—	$2,275,989
2023	$2,073,066	$(749,995)	$1,262,072	$—	$—	$—	$2,585,143
2022	$1,033,973	$—	$—	$—	$—	$—	$1,033,973

(a)
Represents the fair value as of December 31, 2025 of time-vesting and performance-vesting Class B Profits Units granted in 2025 based on $10.90 per share, which was the closing price of a share of our Common Stock on December 31, 2025, which was the last trading day of the year. The amount shown with respect to the PSUs is based on the number of shares granted and the market value assuming the maximum level of performance.

(b)
Represents the change in fair value as of year-end from prior year-end of (i) 198,204 unvested time-vesting restricted stock units, (ii) 1,189,241 unvested PSUs, (iii) 214,772 unvested time-vesting Class B Profits Units and (iv) 2,899,299 unvested performance-vesting Class B Profits Units held by Mr. Nierenberg as of December 31, 2025. The fair value as of December 31, 2024 is based on $10.83 per share, which was the closing price of a share of our Common Stock on December 31, 2024, which was the last trading day of the year. The fair value as of December 31, 2025 is based on $10.90 per share, which was the closing price of a share of our Common Stock on December 31, 2025, which was the last trading day of the year. The amount shown with respect to the PSUs and performance-vesting Class B Profits Units is based on the number of shares granted and the market value assuming the maximum level of performance.
(c)
Represents the change in fair value from prior year-end of (i) 100,612 vested Class B Profits Units, which vested on March 15, 2025, (ii) 185,731 shares settled from restricted stock units, which vested on February 21, 2025, and (iii) 192,678 shares of restricted stock, which vested on June 17, 2025. The fair value as of December 31, 2024 is based on $10.83 per share, which was the closing price of a share of our Common Stock on December 31, 2024, which was the last trading day of the year. The fair value of (i) the Class B Profits Units on vesting is based on $11.65, which was the closing price of a share of our Common Stock on March 14, 2025, which was the last trading day prior to the vesting of the Class B Profits Units; (ii) the restricted stock units on vesting is based on $11.98, which was the closing price of a share of our Common Stock on February 20, 2025, which was the last trading day prior to the vesting of the restricted stock units; and (iii) the restricted stock awards is based on $11.29, which was the closing price of a share of our Common Stock on June 16, 2025, which was the last trading day prior to the vesting of the restricted stock.

(d)
Represents the average change in fair value as of year-end from prior year-end of (i) unvested and outstanding time-vesting and performance-vesting restricted stock units held by the non-PEO named executive officers as of December 31, 2025, (ii) unvested and outstanding time-vesting and performance-vesting Class B Profits Units held by the non-PEO named executive officers as of December 31, 2025 and (iii) unvested and outstanding LTIP profits units. The fair value of the restricted stock units as of December 31, 2024 is based on $10.83 per share, which was the closing price of a share of our Common Stock on December 31, 2024, which was the last trading day of the year. The fair value of the restricted stock units as of December 31, 2025 is based on $10.90 per share, which was the closing price of a share of our Common Stock on December 31, 2025, which was the last trading day of the year. The amount shown with respect to the PSUs is based on the number of shares granted and the market value assuming the maximum level of performance. The fair value with respect to the LTIP profits units is based on $72.34 and $50.16 as of December 31, 2025 and 2024, respectively.

(e)
Represents the average change in fair value of (i) time-vesting restricted stock units held by the non-PEO named executive officers and (ii) time-vesting Class B Profits Units held by the non-PEO named executive officers, in each case which vested in 2025. The fair value as of December 31, 2024 is based on $10.83 per share, which was the closing price of a share of our Common Stock on December 31, 2024, which was the last trading day of the year. The value of (i) 18,720 of the Class B Profits Units on vesting is based on $11.89, which was the closing price of a share of our Common Stock on February 21, 2025, which was the last trading day prior to the vesting of such Class B Profits Units; (ii) 19,285 of the Class B Profits Units on vesting is based on $10.83, which was the closing price of a share of our Common Stock on December 31, 2024, which was the last trading day prior to the vesting of such Class B Profits Units; and (iii) the restricted stock units on vesting is based on $11.98, which was the closing price of a share of our Common Stock on February 20, 2025, which was the last trading day prior to the vesting of the restricted stock units.

(3)
The Total Stockholder Return assumes $100 invested in our common stock for the period starting December 31, 2021 through December 31 of the applicable year.

(4)
The NAREIT Mortgage REIT index (which was also used in the Company’s Form 10-K filing) was used to calculate the Company’s peer group total stockholder return. The Peer Group Total Stockholder Return assumes $100 was invested in the NAREIT Mortgage REIT index for the period starting December 31, 2021 through December 31 of the applicable year.

(5)
As reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(6)
Our reported EAD ROE is a non-GAAP measure. EAD ROE is utilized by our management as a metric because it allows investors and analysts to easily identify and track the operating performance of the assets that form the core of the Company’s activity and enables investors to evaluate the Company’s core performance using the same financial measure that management uses to operate the business. Please refer to Annex A for a discussion and reconciliation of EAD to the most directly comparable GAAP measure. EAD ROE for the applicable year represents reported fiscal year EAD divided by average book value for the same period.

Description of the Relationship Between Pay and Performance
The following chart sets forth the relationship between compensation actually paid to our PEO and average compensation actually paid to our other named executive officers and Company Total Stockholder Return for 2022, 2023, 2024 and 2025. Company Total Stockholder Return for 2022 represents Total Stockholder Return for the full fiscal year ending December 31, 2022. Compensation actually paid to our PEO and average compensation actually paid to our other named executive officers for 2022 represent the 2022 Stub Year, covering the period from June 17, 2022 through December 31, 2022.
The following chart sets forth the relationship between compensation actually paid to our PEO and average compensation actually paid to our other named executive officers and GAAP Net Income for 2022, 2023, 2024 and 2025. GAAP Net Income for 2022 represents GAAP Net Income for the full fiscal year ending December 31, 2022. Compensation actually paid to our PEO and average compensation actually paid to our other named executive officers for 2022 represent the 2022 Stub Year, covering the period from June 17, 2022 through December 31, 2022.

The following chart sets forth the relationship between compensation actually paid to our PEO and average compensation actually paid to our other named executive officers and EAD ROE for 2022, 2023, 2024 and 2025. EAD ROE for 2022 represents EAD ROE for the full fiscal year ending December 31, 2022. Compensation actually paid to our PEO and average compensation actually paid to our other named executive officers for 2022 represent the 2022 Stub Year, covering the period from June 17, 2022 through December 31, 2022.
The following chart compares our Total Stockholder Return to that of the NAREIT Mortgage REIT Index for 2022, 2023, 2024 and 2025.

Tabular List of Performance Measures
The following table presents the financial performance measures that the Company considered the most important in linking compensation actually paid to our PEO and our non-PEO named executive officers for 2025 to Company performance. The measures in this table are not ranked.
Most Important Performance Measures
EAD ROE Economic return Earnings Available for Distribution Book value growth Cost savings
Equity Compensation Plan Information
The following table summarizes the total number of outstanding securities in the incentive plans and the number of securities remaining for future issuance under each plan, as well as the weighted average exercise price of all outstanding securities as of December 31, 2025.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (excluding Securities Reflected in Column (a))(2)
Equity Compensation Plans Approved by Security Holders:
Amended and Restated Rithm Capital Corp. Nonqualified Stock Option and Incentive Award Plan (“2013 Plan”)	18,750,491(3)	$15.16	—
2023 Plan	14,845,848(4)	—	17,546,039
Total	33,596,339	$15.16	17,546,039
Equity Compensation Plans Not Approved by Security Holders:
None

(1)
Represents the weighted-average exercise price of the options only. The time-vesting and performance-vesting restricted stock units and Class B Profits Units are full-value awards that do not have an exercise price.

(2)
No additional awards will be granted under the 2013 Plan, which was terminated on April 29, 2023 (but awards previously granted under this plan extended beyond this date and survived termination of the 2013 Plan on April 29, 2023).

(3)
Includes (i) 14,421,655 options awarded to the Former Manager prior to the Internalization, (ii) 2,000 options awarded to our directors and (iii) 4,326,836 time-vesting and performance-vesting restricted stock units (assuming the maximum level of performance for the PSUs) awarded to our employees, in each case pursuant to the 2013 Plan.

(4)
Includes (i) 6,620,065 time-vesting and performance-vesting restricted stock units (assuming the maximum level of performance for the performance-vesting restricted stock units) and (ii) 8,225,783 time-vesting and performance-vesting Class B Profits Units (assuming the maximum level of performance for the performance-vesting Class B Profits Units), in each case including accrued dividend equivalents and awarded to our employees pursuant to the 2023 Plan.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Listed in the following table is certain information with respect to the beneficial ownership of shares of our Common Stock as of April 9, 2026 by each person known by us to be the beneficial owner of more than five percent of our Common Stock, and by each of our directors, director nominees and named executive officers, individually and all of our directors and executive officers as a group. As of that date, there were 558,306,597 shares of our Common Stock outstanding.
For purposes of this Proxy Statement, a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
(i)
voting power, which includes the power to vote, or to direct the voting of, shares of our Common Stock; and/or

(ii)
investment power, which includes the power to dispose of, or to direct the disposition of, shares of our Common Stock.

A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group(2)	45,436,921	9.4%
BlackRock, Inc.(3)	26,550,891	5.0%
William D. Addas	28,791	*
Kevin J. Finnerty	333,919	*
Peggy Hwan Hebard	79,500	*
Ranjit M. Kripalani	13,927	*
Patrice M. Le Melle(4)	55,324	*
Michael Nierenberg(5)	2,284,216	*
David Saltzman	125,170	*
Nicola Santoro, Jr.(5)	236,435	*
David Zeiden(5)	19,442	*
All directors, nominees and executive officers as a group (9 persons)	3,176,724	*

*
Denotes less than 1%.

(1)
The address of all officers and directors listed above is in the care of Rithm Capital Corp., 799 Broadway, 8th Floor, New York, New York 10003.

(2)
The Vanguard Group exercises shared voting power in respect of 160,697 shares of Common Stock; sole dispositive power in respect of 44,770,055 shares of Common Stock; and shared dispositive power in respect of 666,866 shares of Common Stock, each based solely on the Schedule 13G filed with the SEC on February 13, 2024. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
BlackRock, Inc. exercises sole voting power with respect to 24,461,001 shares of Common Stock and sole dispositive power with respect to 26,550,891 shares of Common Stock, each based solely on the Schedule 13G filed with the SEC on September 30, 2025. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(4)
Includes, with respect to Patrice Le Melle, 1,000 shares issuable upon the exercise of options that are exercisable within 60 days of April 9, 2026. The percentage for Ms. Le Melle assumes the exercise of all options to acquire shares of our Common Stock held by her that are exercisable within 60 days of April 9, 2026.

(5)
Includes, with respect to Messrs. Nierenberg, Santoro, and Zeiden, 301,875, 55,154 and 10,225 shares, respectively, issuable upon the exchange of time-vesting Class B Profits Units that are exchangeable within 60 days of April 9, 2026. The percentage for each individual assumes the exchange by the Company of all Class B Profits Units held by the relevant individual that are exchangeable within 60 days of April 9, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review of Transactions with Related Persons
SEC rules define “transactions with related persons” to include any transaction in which the Company is a participant, the amount involved exceeds $120,000, and in which any “related person,” including any officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities or an immediate family member of any of the foregoing, has a direct or indirect material interest. The Company adopted a written policy that outlines procedures for approving transactions with related persons, and the independent directors review and approve or ratify such transactions pursuant to the procedures outlined in this policy. In determining whether to approve or ratify a transaction with a related person, the independent directors will consider a variety of factors they deem relevant, such as: the terms of the transaction; the terms available to unrelated third parties; the benefits to the Company; and the availability of other sources for comparable assets, products or services. The independent directors have also adopted standing pre-approvals under the policy for specified categories of transactions.
Other.   Ali Nierenberg, the daughter of Michael Nierenberg, the Chief Executive Officer, President and Chairman of the Board of Directors of the Company is a partner at the law firm of Debevoise & Plimpton LLP (“Debevoise”). The Company engages Debevoise for legal services as one of several law firms it retains in the ordinary course of business. The Company paid Debevoise approximately $2,094,799 for such services during the year ended December 31, 2025. Ms. Nierenberg does not directly receive compensation based on the fees paid by the Company to Debevoise. The Company believes that the terms of such engagement are comparable to those that would be obtained from unaffiliated third parties.
Jonathan Nierenberg, the son of Michael Nierenberg, was employed by the Company on a full-time basis during the year ended December 31, 2025 as an investment vice president in a non-executive role. His compensation in 2025 consisted of a base salary of $200,000, a cash bonus of $550,000 and an equity award grant with a grant-date fair value of $250,000, consisting of restricted stock units granted under the Company’s standard equity compensation program. His compensation was determined in accordance with the Company’s standard practices and was comparable to that of other Company employees in similar positions, taking into account individual and Company performance.

PROPOSAL NO. 4 APPROVAL OF FIRST AMENDMENT TO THE RITHM CAPITAL CORP.
2023 OMNIBUS INCENTIVE PLAN
Introduction
We are asking our stockholders to approve the First Amendment (the “Amendment”) to the 2023 Plan. The Amendment was adopted by our Board of Directors on April 9, 2026, subject to approval by our stockholders at the Annual Meeting. The Amendment is intended to increase the number of shares of our Common Stock reserved and available for future issuance under the 2023 Plan by 35,000,000 shares, less one share for every share subject to an award granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting. The Amendment will become effective as of the date of the Annual Meeting (the “Effective Date”) if approved by our stockholders and will not become effective if such approval is not received. The Amendment does not change any material provision of the 2023 Plan other than to increase the number of shares reserved and available for future issuance under the 2023 Plan. As of April 1, 2026, the closing price of a share of our Common Stock on the NYSE was $9.47.
Rationale for Adoption of the First Amendment
The 2023 Plan facilitates our use of equity-based awards and incentives to provide competitive short-term and long-term compensation opportunities for the benefit of eligible recipients, to strengthen their commitment to the Company, to motivate them to faithfully and diligently perform their responsibilities and to attract and retain competent and dedicated persons whose contributions are essential to the success of the Company’s business and whose efforts will impact the Company’s long-term growth and profitability. To accomplish these purposes, the 2023 Plan provides for the issuance of options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), stock bonuses, other stock-based awards (which include, without limitation, Class B Profits Units which may become exchangeable into shares of our Common Stock in accordance with the terms and conditions set forth in the individual award agreements) and cash awards. The 2023 Plan will expire on May 25, 2033.
As of April 1, 2026, only 6,799,604 shares were available for future issuance under the 2023 Plan. If the Amendment is not approved by our stockholders at the Annual Meeting, we expect that we will run out of shares that are available for future issuance under the 2023 Plan prior to the date of our 2027 Annual Meeting of Stockholders and will be unable to adequately incentivize our officers, employees, directors, non-employee directors, independent contractors and consultants by providing them with equity-based awards under the 2023 Plan.
We are therefore requesting that our stockholders vote to approve the Amendment to increase the number of shares reserved and available for future issuance under the 2023 Plan by 35,000,000 shares, less one share for every share subject to an award granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting. If the Amendment is approved, the total number of shares available for future issuance under the 2023 Plan (including the shares added by the Amendment, but not including any shares subject to outstanding awards under the 2023 Plan as of April 1, 2026) will be 41,799,604 shares, less one share for every share subject to an award granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting. Other than the additional shares described above, no other changes are being proposed to the 2023 Plan pursuant to the Amendment.
If the Amendment is approved, we expect that the shares available for future issuance under the 2023 Plan (as increased by the Amendment) will allow us to continue to grant long-term incentives in the form of equity-based awards for approximately four (4) years following the approval of the Amendment by our stockholders.
Historical Annual Share Usage
While equity-based awards and incentives are an important part of our short and long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.

Overhang
The following table sets forth information about the Company’s equity-based compensation plans, including outstanding awards under the 2023 Plan and the 2013 Plan as of April 1, 2026:
Number of full-value awards (restricted stock units (RSUs), performance stock units (PSUs), time-vesting Class B Profits Units and performance-vesting Class B Profits Units) outstanding(1)	28,322,305
Number of stock options outstanding	14,423,655
Weighted average exercise price of outstanding stock options	$15.16
Weighted average remaining term of outstanding stock options (in years)	2.34
Number of shares available for future issuance under the 2023 Plan(2)	6,799,604
Number of shares available for future issuance under the 2013 Plan(3)	—
Shares of Common Stock outstanding as of April 1, 2026	557,901,986

(1)
Outstanding PSUs and performance-vesting Class B Profits Units are reserved based on maximum potential payout.

(2)
Reflects shares of our Common Stock remaining available for issuance under the 2023 Plan as of April 1, 2026.

(3)
The 2013 Plan expired by its terms on April 29, 2023, and no shares are available for future issuances thereunder.

The aggregate shares shown in the table above represent a fully diluted overhang of approximately 8.16%, which we refer to in this proxy statement as the “overhang percentage.”
The 35,000,000 additional shares of our Common Stock proposed to be added to the 2023 Plan pursuant to the Amendment, together with the number of shares available for future issuance under the 2023 Plan as of April 1, 2026 and the shares of our Common Stock subject to outstanding awards under the 2023 Plan and the 2013 Plan as of April 1, 2026, would result in an overhang percentage of approximately 13.16%. As noted above, the shares proposed to be added to the 2023 Plan pursuant to the Amendment will be decreased by one share for every share subject to an award granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting, such that any awards granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting will not change the overhang percentage described above.
Share Usage
The annual share usage, or burn rate, under the 2023 Plan and the 2013 Plan for the last three fiscal years was as follows:
	2025	2024	2023	Average
A – Stock Options/SARs Granted During the Fiscal Year	—	—	—	—
B – Full-Value Awards (RSUs and time-vesting Class B Profits Units) Granted During the Fiscal Year	5,298,932	2,792,089	4,647,444
C – Full-Value Awards (PSUs and performance-vesting Class B Profits Units) Vested During the Fiscal Year	—	—	—	—
D – Basic Weighted Average Shares of Common Stock Outstanding	537,879,037	495,479,956	481,934,951
Burn Rate (A + B + C) / D	0.99%	0.56%	0.96%	0.84%

PSUs and performance-vesting Class B Profits Units were granted and vested under the 2023 Plan in each of the last three fiscal years as follows:
PSUs and performance-vesting Class B Profits Units	Number
Non-Vested at December 31, 2022	—
Granted	2,693,240
Vested	—
Forfeited	(46,006)
Non-Vested at December 31, 2023	2,647,234
Granted	3,905,202
Vested	—
Forfeited	(101,766)
Non-Vested at December 31, 2024	6,450,670
Granted	4,621,330
Vested	—
Forfeited	(336,111)
Non-Vested at December 31, 2025	10,735,889
In determining the number of additional shares of our Common Stock to reserve for issuance under the Amendment, we took into account a variety of factors, including the need to adequately and appropriately incentivize our officers, employees, non-employee directors, independent contractors and consultants and to ensure that the interests of those individuals continue to be closely aligned with the interests of our stockholders more generally.
While the Company intends to issue awards under the 2023 Plan in the future to eligible recipients as a recruiting and retention tool, specific parameters have not been established under the 2023 Plan regarding future grants to eligible recipients. The Compensation Committee will determine the specific criteria surrounding awards under the 2023 Plan. See below under “Summary of 2023 Plan Terms and Amendment” for a summary of the material features of the 2023 Plan, including the Amendment.
Key Governance Features of the 2023 Plan
The 2023 Plan contains the following governance features that are protective of our stockholders, as described in greater detail below under “Summary of 2023 Plan Terms and Amendment”:

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No “Evergreen” Provision:   the 2023 Plan does not provide for automatic annual increases in the share reserve.

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No Repricings/Cash Buyouts:   the 2023 Plan prohibits repricings or cash buyouts of options/SARs without stockholder approval.

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No Liberal Share Recycling for Options/SARs:    shares withheld to pay the exercise price or taxes for options/SARs are not added back to the share reserve under the 2023 Plan.

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No Reloads:   the 2023 Plan does not provide for any option reloads.

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Limitation on Dividend Payments:   except as otherwise may be provided in an award agreement, the 2023 Plan prohibits payment of dividends and dividend equivalents on unearned awards.

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Clawback Policy:   we adopted a clawback policy that applies to all awards, including time-based equity awards, granted under the 2023 Plan.

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No Excise Tax Gross-Ups:   the Plan does not provide for any tax gross-ups.

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No “Single Trigger” Vesting:   the Plan does not provide for automatic vesting of equity awards solely upon a change in control.

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Annual Director Compensation Limit:   the 2023 Plan provides a limit of $800,000 on annual compensation (cash and equity) paid to our non-employee directors for board service.

Summary of 2023 Plan Terms and the Amendment
Securities to be Offered.   Subject to adjustment in the event of certain changes in capitalization in accordance with the 2023 Plan, a maximum of up to 69,240,000 shares of Common Stock, less one share for every share subject to an award granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting, will be reserved and available for issuance under the 2023 Plan for the remaining duration of the ten (10) year term of the 2023 Plan. As described above, the total number of shares available for future issuance under the 2023 Plan calculated as of April 1, 2026 will be 41,799,604 shares, less one share for every share subject to an award granted under the 2023 Plan on or after April 1, 2026 and prior to the Annual Meeting.
Shares of Common Stock subject to an award under the 2023 Plan that remain unissued upon the forfeiture, cancellation, exchange, surrender, termination or expiration of the award will again become available for grant under the 2023 Plan. Shares of Common Stock that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the exercise of any option or SAR under the 2023 Plan, as well as any shares of Common Stock exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to the exercise of any option or SAR, will not again be available for subsequent awards under the 2023 Plan. Shares of Common Stock exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to an award other than an option or SAR will again be available for subsequent awards under the 2023 Plan. To the extent an award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock previously subject to the award will again be available for grants pursuant to the 2023 Plan. To the extent an award can only be settled in cash, or in the case of any substitute award (as described below), such award will not be counted against the total number of shares of Common Stock available for grants under the 2023 Plan.
Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added to the shares available for issuance under the 2023 Plan: (i) shares of Common Stock subject to a SAR that are not issued in connection with its stock settlement on exercise thereof and (ii) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the 2023 Plan.
In addition, shares of Common Stock subject to an outstanding award under the 2013 Plan that remain unissued upon the forfeiture, cancellation, exchange, surrender, termination or expiration of the award will become available for issuance under the 2023 Plan. For this purpose, the number of shares of Common Stock subject to a performance-based award shall be calculated assuming that such award would have been achieved at maximum performance levels. Shares of Common stock subject to an outstanding award under the 2013 Plan that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the exercise of any option or SAR, as well as any shares of Common Stock exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to the exercise of any option or SAR under the 2013 Plan, will not become available for issuance under the 2023 Plan, provided that any shares of Common Stock exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award other than an option or SAR under the 2013 Plan will become available for issuance under the 2023 Plan.
Plan Administration.   The 2023 Plan may be administered by the Board of Directors or any committee of the Board of Directors, including a committee that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the Board of Directors or committee referred to above being sometimes referred to as the plan administrator).
The plan administrator has broad discretion to administer the 2023 Plan, including the power to select the officers, employees, non-employee directors, independent contractors and consultants who will receive awards, determine the type of award to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, including, but not limited to, extending the exercise period or the vesting schedule of the awards, and to amend the terms and conditions of outstanding awards. The plan administrator may prescribe, amend and rescind rules and regulations relating to sub-plans or addendums established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws. The 2023 Plan expressly prohibits the repricing or cash buyout of underwater options or SARs without stockholder approval.
Eligibility.   As of April 1, 2026, (i) approximately 7,302 officers and employees were eligible to receive awards under the 2023 Plan; (ii) six non-employee directors were eligible to receive awards under the 2023 Plan; and (iii) approximately 3,066 independent contractors and consultants will be eligible to receive awards under the 2023 Plan.
Grants to Non-Employee Directors.   The 2023 Plan provides that non-employee directors will not be granted awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $800,000 in total value, provided that the plan administrator may make exceptions to increase such limit to $1,000,000 for an individual non-employee director in extraordinary circumstances, such as where a non-employee director serves as the non-executive chairman of the Board of Directors or lead independent director, or as a member of a special litigation or transactions committee of the Board of Directors.
RSUs; Restricted Stock.   RSUs and restricted stock may be granted under the 2023 Plan. The plan administrator will determine the purchase price, vesting schedule and performance objectives, if any, applicable to the grant of RSUs and restricted stock (RSUs that are subject to the achievement of performance objectives are sometimes referred to as PSUs). If the restrictions, performance objectives or other conditions determined by the plan administrator are not satisfied, the RSUs and restricted stock will be forfeited. Subject to the provisions of the 2023 Plan and the applicable individual award agreement, the plan administrator may provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances as set forth in the applicable individual award agreement, including the attainment of certain performance criteria, or a participant’s termination of employment or service or a participant’s death or disability. The rights of RSU holders and restricted stockholders upon a termination of employment or service will be set forth in individual award agreements.
Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such restricted stock. Any dividends or dividend equivalents awards with respect to restricted stock or RSUs will be subject to the same restrictions, conditions and risks of forfeiture as the underlying restricted stock or RSU, unless the applicable award agreement provides otherwise. During the restricted period, participants with RSUs will generally not have any of the rights of a stockholder, but, if the applicable individual award agreement so provides, participants with RSUs may be credited with dividend equivalent rights.
Options.   the Company may issue stock options under the 2023 Plan. Options granted under the 2023 Plan may be in the form of non-qualified options or “incentive stock options” within the meaning of Section 422 of the United States Internal Revenue Code, as set forth in the applicable individual option award agreement. All of the shares of Common Stock reserved for issuance under the 2023 Plan may be granted as incentive stock options. The exercise price of all options granted under the 2023 Plan will be determined by the plan administrator, but, except as provided in the applicable award agreement or with respect to any substitute award, in no event may the exercise price be less than 100% of the fair market value of the related shares of Common Stock on the date of grant. In the case of an incentive stock option granted to an individual who owns shares representing more than 10% of the total combined voting power of all classes of our equity securities, the exercise price of the option must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the option must not be exercisable more than five years from the date of grant. The maximum term of all stock options granted under the 2023 Plan will be determined by the plan administrator but may not exceed ten years. Each stock option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual option agreement. Unless the applicable award agreement provides otherwise, participants with options will generally not have any rights of a stockholder until the participant has given written notice of the exercise of the options and has paid the exercise price for the shares underlying the options pursuant to the terms of the 2023 Plan.

SARs.   SARs may be granted under the 2023 Plan either alone or in conjunction with all or part of any option granted under the 2023 Plan. A free-standing SAR granted under the 2023 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the free-standing SAR. An SAR granted in conjunction with all or part of an option under the 2023 Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option. The plan administrator may determine to settle the exercise of an SAR in cash (or in any combination of shares of Common Stock and cash).
Unless the applicable award agreement provides otherwise or with respect to any substitute awards, each SAR will be granted with a base price that is not less than 100% of the fair market value of the related shares of Common Stock on the date of grant. The maximum term of all SARs granted under the 2023 Plan will be determined by the plan administrator but may not exceed ten years. The plan administrator may determine to settle the exercise of an SAR in shares of Common Stock, cash, or any combination thereof. Unless the applicable award agreement provides otherwise, participants with SARs will generally not have any rights of a stockholder until the participant has, as applicable, given written notice of the exercise of the SARs or the options to which they relate, has paid any applicable exercise price or applicable tax withholdings, in each case pursuant to the terms of the 2023 Plan.
Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.
Other Stock-Based Awards.   Other stock-based awards may be granted under the 2023 Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, including, without limitation, Class B Profits Units designated as “Share-Settled Awards” which may become exchangeable into shares in accordance with the terms and conditions set forth in the individual award agreements. The plan administrator will determine the terms and conditions of such other stock-based awards, including the number of shares of Common Stock to be granted pursuant to such other stock-based awards, the manner in which such other stock-based awards will be settled (e.g., in shares of Common Stock, cash or other property), and the conditions to the vesting and payment of such other stock-based awards (including the achievement of performance objectives). Any dividend or dividend equivalent rights awarded with respect to other stock-based awards be subject to the same restrictions, conditions and risks of forfeiture as the underlying other stock-based award.
Stock Bonuses; Cash Awards.   Bonuses payable in fully vested shares of Common Stock and awards that are payable solely in cash may also be granted under the 2023 Plan.
Substitute Awards.   Substitute awards may be granted under the 2023 Plan, which includes shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company or any subsidiary or affiliate thereof combines. Substitute awards will not be counted against the total number of shares of Common Stock available for grants under the 2023 Plan
Equitable Adjustment; Treatment upon Change in Control.   In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of Common Stock, cash or other property), stock split, reverse stock split, subdivision or consolidation, combination, exchange of shares, or other change in corporate structure affecting the shares of Common Stock, an equitable substitution or proportionate adjustment will be made, in the manner determined by the plan administrator, in (i) the aggregate number of shares of Common Stock reserved for issuance under the 2023 Plan, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the 2023 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs, stock bonuses and other stock-based awards granted under the 2023 Plan or

(iv) the performance criteria and periods applicable to awards granted under the 2023 Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price or base price, if any, of such awards, but if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.
Unless the applicable award agreement provides otherwise, in the event that (i) a “change in control” (as defined in the 2023 Plan and summarized below) occurs and (ii) either (x) an outstanding award is assumed or substituted in connection with such change in control and a participant’s employment or service is terminated by the Company without cause within 12 months following the change in control or (y) an outstanding award is not assumed or substituted in connection with such change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted under the 2023 Plan will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be achieved at actual performance levels.
For purposes of the 2023 Plan, a “change in control” will mean, in summary, any of the following events: (i) a person or group of persons directly or indirectly becomes the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) the majority of directors then serving on the Board of Directors ceases to consist of individuals who constituted the Board of Directors on the effective date of the 2023 Plan and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment or election by the Board of Directors or nomination by the Company was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the 2023 Plan or whose appointment, election or nomination for election was previously so approved or recommended; (iii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary with any other corporation or other entity, other than (1) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to the merger or consolidation continuing to represent more than 50% of the combined voting power of the Company or the applicable surviving entity or parent, and immediately after which the individuals who comprise the Board of Directors immediately prior to the merger or consolidation constitute at least a majority of the Board of Directors of the Company or the applicable surviving entity or parent or (2) a merger or consolidation affected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the direct or indirect beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities; or (iv) stockholder approval of a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of its assets, other than (1) a sale or disposition by the Company of all or substantially all of its assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (2) a sale or disposition of all or substantially all of the assets of the Company immediately following which the individuals who comprise the Board of Directors immediately prior thereto constitute at least a majority of the Board of Directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Clawback.   All awards granted under the 2023 Plan are subject to our clawback policy covering our executive officers that provides that in the event of a required accounting restatement, the Compensation Committee will seek reimbursement of the portion of any incentive-based compensation that would not have been paid had our financial statements been correctly stated. In addition to the recovery of incentive-based compensation mandated by the SEC, our recoupment policy also provides the Compensation Committee with the discretion to recoup any time-based equity awards from any executive officer if the Compensation Committee determines that the required accounting restatement was at least in part the result of gross misconduct by such executive officer. As a result, all or most of the equity-based compensation for all of our named executive officers (including both time-based and performance-based equity awards) granted under the 2023 Plan are subject to our clawback policy.
Tax Withholding.   Each participant will be required to pay to the Company, or make arrangements satisfactory to the plan administrator regarding payment of, an amount in respect of taxes applicable to any award granted under the 2023 Plan, up to the maximum statutory rates in the participant’s applicable jurisdictions with respect to such award, as determined by the Company. The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have the Company withhold from such delivery shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy the Company’s withholding obligation with respect to any award.
Plan Amendment and Termination.   The 2023 Plan provides the plan administrator with authority to amend, alter or terminate the 2023 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may impair the rights of any participant without the participant’s consent; provided that the plan administrator may amend the terms of any such award to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the award to any appliable law, government regulation or stock exchange listing requirement relating to such award. Stockholder approval of any such action will be obtained if required to comply with applicable law.
Plan Term.   The 2023 Plan will terminate on the tenth anniversary of the effective date of the 2023 Plan, although awards granted before that time will remain outstanding in accordance with their terms.
New Plan Benefits.   Future grants under the 2023 Plan will be made at the discretion of, and subject to the consideration, review and approval of, the plan administrator and, accordingly, are not yet determinable. In addition, awards under the 2023 Plan will depend on a number of factors, including the fair market value of Common Stock on future dates. Consequently, except as described below, it is not possible at this time to determine the benefits that might be received by participants under the 2023 Plan.
Existing Plan Benefits.   As of April 1, 2026, the following number of outstanding stock options, RSUs, time-vesting Class B Profits Units, PSUs and performance-vesting Class B Profits Units were held under the 2023 Plan by the following individuals and groups: (i) each of our named executive officers held the following amounts: Mr. Nierenberg held zero stock options, 576,472 RSUs and time-vesting Class B Profits Units and 7,986,243 PSUs and performance-vesting Class B Profits Units; Mr. Santoro held zero stock options, 135,176 RSUs and time-vesting Class B Profits Units and 384,017 PSUs and performance-vesting Class B Profits Units; and Mr. Zeiden held zero stock options, 45,991 RSUs and time-vesting Class B Profits Units and 107,252 PSUs and performance-vesting Class B Profits Units; (ii) our executive officers as a group (i.e., our named executive officers) held an aggregate of zero stock options, 757,639 RSUs and time-vesting Class B Profits Units and 8,477,512 PSUs and performance-vesting Class B Profits Units; (iii) our current nonemployee directors as a group held an aggregate of 1,000 stock options, zero RSUs and time-vesting Class B Profits Units and zero PSUs and performance-vesting Class B Profits Units; (iv) the director nominees for this year who are not current non-employee directors (if any) held zero stock options, RSUs, time-vesting Class B Profits Units, PSUs and performance-vesting Class B Profits Units; (v) associates of our executive officers, non-employee directors and director nominees for this year held zero stock options, RSUs, time-vesting Class B Profits Units, PSUs and performance-vesting Class B Profits Units; and (vi) all employees, including all current officers who are not executive officers, as a group held an aggregate of zero stock options, 14,845,241 RSUs and time-vesting Class B Profits Units and 4,241,914 PSUs and performance-vesting Class B Profits Units. As of April 1, 2026, no person held 5% or more of the total number of outstanding stock options, RSUs, PSUs, time-vesting Class B Profits Units and performance-vesting Class B Profits Units under the 2023 Plan.
The foregoing stock options, RSUs, PSUs, time-vesting Class B Profits Units and performance-vesting Class B Profits Units were granted in consideration for services provided to the Company as an employee or as a non-employee director. The stock options were granted with an exercise price that was not be less than the fair market value of our common stock at the time of grant, and the maximum term of each option does not exceed ten years. For a summary of certain U.S. federal income tax consequences of the issuance and exercise of such stock options, RSUs, PSUs, time-vesting Class B Profits Units and performance-vesting Class B Profits Units to the Company and the participants, see the section below entitled “US Federal Income Tax Consequences.”
For a summary of the total number of outstanding securities in the 2023 Plan and the 2013 Plan and the number of securities remaining available for future issuance under each plan, as well as the weighted average exercise price of all outstanding securities (as applicable) as of December 31, 2025, see the section above entitled “Equity Compensation Plan Information” on page 39.
SEC Registration.   The Company intends to file with the SEC a registration statement on Form S-8 covering some or all of the shares of Common Stock issuable pursuant to the Amendment.
US Federal Income Tax Consequences
The following is a summary of certain United States federal income tax consequences of awards granted to individual service providers under the 2023 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
RSUs.   In general, the grant of RSUs (including PSUs) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in shares of Common Stock or cash, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Restricted Stock.   A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Internal Revenue Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Internal Revenue Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Options.   An optionee generally will not recognize taxable income upon the grant of a nonqualified option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of Common Stock received upon exercise of an option will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares of Common Stock are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares of Common Stock on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares of Common Stock were held by the optionee.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the shares of Common Stock at the time the option is granted and must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of Common Stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain.
Stock Appreciation Rights.   A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of Common Stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of a SAR will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares of Common Stock on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares of Common Stock were held by the participant.
Other Awards.   With respect to other awards granted under the 2023 Plan, including stock bonuses, other stock-based awards and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of Common Stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Other stock-based awards include, without limitation, Class B Profits Units designated as “Share-Settled Awards” which may become exchangeable into shares of our Common Stock in accordance with the terms and conditions set forth in the individual award agreements. In general, the grant of Class B Profits Units and performance-vesting Class B Profits Units that are designated as “Share-Settled Awards” will not result in income for the participant or in a tax deduction for us. The participant will recognize income in connection with the Class B Profits Units at the time of such exchange.
The Board of Directors recommends that you vote FOR the approval of the First Amendment to the Rithm Capital Corp. 2023 Omnibus Incentive Plan.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR 2027
ANNUAL MEETING
Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2027 annual meeting of stockholders if they are received by the Company on or before December 10, 2026. However, if the 2027 annual meeting date is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, to be timely a proposal by the stockholders must be received no later than a reasonable time before the Company begins to print and send its proxy materials. In addition, all proposals will need to comply with Rule 14a-8, which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials. Any proposal should be directed to the attention of the Company’s Secretary at 799 Broadway 8th Floor, New York, New York 10003.
In order for a stockholder proposal, including proposals regarding director nominees, submitted outside of Rule 14a-8 to be considered “timely,” the Company’s Bylaws require that such proposal must be received by the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding annual meeting of stockholders. Accordingly, in order for a proposal relating to business to be conducted at our 2027 annual meeting of stockholders to be “timely” under the Company’s Bylaws, it must be received by the Secretary of the Company at our principal executive office no earlier than January 21, 2027 and no later than February 20, 2027. However, in the event that the date of the 2027 annual meeting of stockholders is advanced or delayed by more than 25 days from May 21, 2027, for a proposal by the stockholders to be timely, it must be received not later than the close of business on the 10th day after the earlier of the mailing of the notice of the 2027 annual meeting of stockholders or the day on which public announcement of the date of such meeting is first made by the Company. All director nominations and stockholder proposals, other than stockholder proposals made pursuant to Rule 14a-8, must comply with the requirements of our Bylaws and other applicable SEC rules, including Rule 14a-19 for director nominations, or they may be excluded from consideration at the meeting. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that includes the information required by Rule 14a-9 no later than March 22, 2027.

OTHER MATTERS
The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.
ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.rithmcap.com. Such information will also be furnished upon written request to Rithm Capital Corp., 799 Broadway, 8th Floor, New York, New York 10003, Attention: Investor Relations.
SEC rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials, including the annual report and proxy statement and the Internet Notice, if applicable, with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers “household” proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker if your shares are held in a brokerage account.
Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and also will also help preserve environmental resources.
Stockholders of Record.   If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
Street Name Holders.   If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
Your election to receive proxy materials by email will remain in effect until you terminate it.
By Order of the Board of Directors,
/s/ Philip Sivin

Philip Sivin
Secretary
New York, New York
April 9, 2026

ANNEX A: NON-GAAP FINANCIAL MEASURE AND
RECONCILIATION TO GAAP NET INCOME
The Company has four primary variables that impact its performance: (i) net interest margin on assets held within the investment portfolio; (ii) realized and unrealized gains or losses on assets held within the investment portfolio and operating companies, including any impairment or reserve for expected credit losses; (iii) income from the Company’s operating company investments; and (iv) the Company’s operating expenses and taxes.
“Earnings available for distribution” is a non-GAAP financial measure of the Company’s operating performance, which is used by management to evaluate the Company’s performance, excluding: (i) net realized and unrealized gains and losses on certain assets and liabilities; (ii) net other income and losses; (iii) non-capitalized transaction-related expenses; and (iv) deferred taxes.
The Company’s definition of earnings available for distribution excludes certain realized and unrealized losses, which although they represent a part of the Company’s recurring operations, are subject to significant variability and are generally limited to a potential indicator of future economic performance. Within net other income and losses, management primarily excludes (i) equity-based compensation expenses, (ii) severance costs, (iii) non-cash deferred interest expense, (iv) depreciation expense related to real estate properties and (v) amortization expense related to intangible assets, as management does not consider this non-cash activity to be a component of earnings available for distribution. With regard to non-capitalized transaction-related expenses, management does not view these costs as part of the Company’s core operations, as they are considered by management to be similar to realized losses incurred at acquisition. Non-capitalized transaction-related expenses generally relate to legal and valuation service costs, as well as other professional service fees, incurred when the Company acquires certain investments, as well as costs associated with the acquisition and integration of acquired businesses. Management also excludes deferred taxes because the Company believes deferred taxes are not representative of current operations.
Management believes that the adjustments to compute “earnings available for distribution” specified above allow investors and analysts to readily identify and track the operating performance of the assets that form the core of the Company’s activity, assist in comparing the core operating results between periods, and enable investors to evaluate the Company’s current core performance using the same financial measure that management uses to operate the business. Management also utilizes earnings available for distribution as a financial measure in its decision-making process relating to improvements to the underlying fundamental operations of the Company’s investments, as well as the allocation of resources between those investments, and management also relies on earnings available for distribution as an indicator of the results of such decisions. Earnings available for distribution excludes certain recurring items, such as gains and losses (including impairment and reserves as well as derivative activities) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s core operations for the reasons described herein. As such, earnings available for distribution is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP net income which is inclusive of all of the Company’s activities.
The Company and management views earnings available for distribution as a consistent financial measure of the Company’s portfolio’s ability to generate income for distribution to common stockholders. Earnings available for distribution does not represent and should not be considered as a substitute for, or superior to, net income or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and the Company’s calculation of this financial measure may not be comparable to similarly entitled financial measures reported by other companies. Furthermore, to maintain qualification as a REIT, U.S. federal income tax law generally requires that the Company distribute at least 90% of its REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Because the Company views earnings available for distribution as a consistent financial measure of its ability to generate income for distribution to common stockholders, earnings available for distribution is one metric, but not the exclusive metric, that the Company’s board of directors uses to determine the amount, if any, and the payment date of dividends on common stock. However, earnings available for distribution should not be considered as an indication of the Company’s taxable income, a

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guaranty of its ability to pay dividends or as a proxy for the amount of dividends it may pay, as earnings available for distribution excludes certain items that impact its cash needs.
The table below provides a reconciliation of earnings available for distribution to the most directly comparable GAAP financial measure (dollars in thousands, except share and per share data):
	Year Ended December 31,
	2025	2024
Net income (loss) attributable to common stockholders	$567,200	$835,047
Adjustments:
Realized and unrealized (gains) losses, net, including MSR change in valuation inputs and assumptions	397,845	(181,070)
Other (income) loss, net	203,037	142,285
Computershare Mortgage Acquisition:
Bargain purchase gain	—	(27,415)
Non-recurring acquisition and restructuring expenses	—	14,936
Non-capitalized transaction-related expenses	53,775	12,286
Deferred taxes	60,348	254,402
Earnings Available for Distribution	$1,282,205	$1,050,471
Net income (loss) per diluted share	$1.04	$1.67
Earnings available for distribution per diluted share	$2.35	$2.10
Net income (loss) return on equity	8%	14%
Earnings available for distribution return on equity	19%	17%
Weighted average number of shares of common stock outstanding, diluted	546,091,491	499,597,670

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ANNEX B: FIRST AMENDMENT TO THE RITHM CAPITAL CORP. 2023 OMNIBUS
INCENTIVE PLAN
FIRST AMENDMENT TO THE
RITHM CAPITAL CORP. 2023 OMNIBUS INCENTIVE PLAN
THIS FIRST AMENDMENT (this “Amendment”) to the Rithm Capital Corp. 2023 Omnibus Incentive Plan (the “Plan”) is made as of April 9, 2026, subject to approval by the Company’s stockholders at the 2026 annual meeting of stockholders. Any capitalized term that is used but not defined herein shall have the meaning ascribed to such term in the Plan.
WHEREAS, pursuant to Section 15 of the Plan, the Board, acting as the Administrator, may amend the Plan at any time, provided that no such amendment shall be made that would impair the rights of a Participant under any outstanding Award without such Participant’s consent; and
WHEREAS, the Board, acting as the Administrator, has determined to amend the Plan in the manner set forth below, subject to approval by the stockholders.
NOW, THEREFORE, the Plan is hereby amended as follows, subject to approval by the Company’s stockholders:
Section 1.   The first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:
“Subject to Section 4(b) hereof, the maximum number of shares of Common Stock reserved for issuance under the Plan shall be 69,240,000 Shares, less one Share for every Share subject to an Award granted under the Plan on or after April 1, 2026 and prior to the 2026 annual meeting of stockholders.”
Section 2.   This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 3.   Except as amended above, the Plan shall remain in full force and effect.

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ANNUAL MEETING OF STOCKHOLDERS OF RITHM CAPITAL CORP. May 21, 2026 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and Annual Report are available at www.astproxyportal.com/ast/19706 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230303000000001000 7052126 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HEREx 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) O David Saltzman O William D. Addas 2. To the approve appointment of Ernst & Young LLP as the independent registered public accounting firm for Rithm Capital Corp. for the fiscal year ending December 31, 2026. 3. To approve (on a non-binding advisory basis) the compensation of the named executive officers as described in the accompany- ing materials. 4. To approve the First Amendment to the Rithm Capital Corp. 2023 Omnibus Incentive Plan. FORAGAINSTABSTAIN FORAGAINSTABSTAIN FORAGAINSTABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4. If no direction is made, this proxy will be voted in the discretion of the proxy holder on any other business not specified above that is properly presented at the Annual Meeting or post- ponement thereof. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .--------------- 0 RITHM CAPITAL CORP. 799 Broadway New York, NY 10036 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Michael Nierenberg and Nicola Santoro, Jr., or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and vote, as designated on the reverse side, all the shares of Common Stock of RITHM CAPITAL CORP. held of record by the undersigned on April 1, 2026, at the Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time, on May 21, 2026, at Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, NY, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side) 1.1 14475